SALE AND SERVICING AGREEMENT
                          Dated as of November 1, 1999

                                     Between

                                BLC FUNDING TRUST
                                     (Trust)

                                       and

                           BUSINESS LOAN CENTER, INC.
                              (Seller and Servicer)

                             BLC FUNDING TRUST NOTES

                                TABLE OF CONTENTS

                                  Section Page


                                    ARTICLE I


                                   DEFINITIONS

Section 1.01        Definitions................................................2
Section 1.02        Use of Words and Phrases...................................2
Section 1.03        Captions; Table of Contents................................2

                                   ARTICLE II


                      SALE AND CONVEYANCE OF THE TRUST FUND

Section 2.01        Sale and Conveyance of Trust Fund..........................3
Section 2.02        Possession of Business Files...............................3
Section 2.03        Books and Records..........................................3
Section 2.04        Delivery of SBA Loan Documents.............................4
Section 2.05        Acceptance by Trustee of the Trust Fund;
                    Certain Substitutions; Certification by
                    Indenture Trustee .........................................6
Section 2.06        [Reserved].................................................7
Section 2.07        [Reserved].................................................7
Section 2.08        Fees and Expenses of the Owner Trustee
                    and the Indenture Trustee..................................8
Section 2.09        Transfer and Conveyance of the SBA Loans...................8
Section 2.10        Optional Repurchase or Substitution of SBA Loans...........9
Section 2.11        Subsequent Sales..........................................10

                                   ARTICLE III


                         REPRESENTATIONS AND WARRANTIES

Section 3.01        Representations of the Seller.............................11
Section 3.02        Individual SBA Loans......................................13
Section 3.03        Purchase and Substitution of Defective SBA Loans..........18

                                   ARTICLE IV


                    ADMINISTRATION AND SERVICING OF SBA LOANS

Section 4.01        Duties of the Servicer....................................21
Section 4.02        Liquidation of SBA Loans..................................24
Section 4.03        Establishment of Principal and Interest
                    Accounts; Deposits in Principal and Interest
                    Accounts..................................................25


                                      (i)

Section 4.04        Permitted Withdrawals From the Principal
                    and Interest Account......................................26
Section 4.05        [Intentionally Omitted]...................................27
Section 4.06        Transfer of Accounts......................................27
Section 4.07        Maintenance of Hazard Insurance...........................28
Section 4.08        [Intentionally Omitted]...................................28
Section 4.09        Fidelity Bond.............................................28
Section 4.10        Title, Management and Disposition of
                    Foreclosed Property.......................................29
Section 4.11        [Intentionally Omitted]...................................29
Section 4.12        Collection of Certain SBA Loan Payments...................30
Section 4.13        Access to Certain Documentation and
                    Information Regarding the SBA Loans.......................30

                                    ARTICLE V


                           PAYMENTS TO THE NOTEHOLDERS

Section 5.01        Establishment of Note Distribution Account;
                    Deposits in Note Distribution Account;
                    Permitted Withdrawals from Note
                    Distribution Account......................................31
Section 5.02        Establishment of Spread Account;
                    Deposits in Spread Account; Permitted
                    Withdrawals from Spread Account...........................32
Section 5.03        Establishment of Expense Account;
                    Deposits in Expense Account; Permitted
                    Withdrawals from Expense Account .........................33
Section 5.04        Funding Account...........................................34
Section 5.05        [Intentionally Omitted]...................................34
Section 5.06        Investment of Accounts....................................34
Section 5.07        Distributions.............................................35
Section 5.08        [Intentionally Omitted]...................................36
Section 5.09        Statements................................................36
Section 5.10        Reports of Foreclosure and Abandonment....................38

                                   ARTICLE VI


                           GENERAL SERVICING PROCEDURE

Section 6.01        [Intentionally Omitted]...................................39
Section 6.02        Satisfaction of Mortgages and Collateral
                    and Release of SBA Files..................................39
Section 6.03        Servicing Compensation....................................40
Section 6.04        Annual Statement as to Compliance.........................41
Section 6.05        Annual Independent Public Accountants'
                    Servicing Report..........................................41
Section 6.06        SBA's and Indenture Trustee's Right to
                    Examine Servicer Records and Audit Operations.............41
Section 6.07        Reports to the Indenture Trustee;
                    Principal and Interest Account Statements.................41
Section 6.08.       Premium Protection Fee and Servicing Fee..................42

                                      (ii)

                                   ARTICLE VII


                       REPORTS TO BE PROVIDED BY SERVICER

Section 7.01        Financial Statements......................................43

                                  ARTICLE VIII


                                  THE SERVICER

Section 8.01        Indemnification; Third Party Claims.......................44
Section 8.02        Merger or Consolidation of the Servicer...................45
Section 8.03        Limitation on Liability of the Servicer
                    and Others................................................45
Section 8.04        Servicer Not to Resign....................................45

                                   ARTICLE IX


                              SERVICER TERMINATION

Section 9.01        Servicer Termination Events...............................47
Section 9.02        Trustee to Act; Appointment of Successor..................49
Section 9.03        Waiver of Defaults........................................50
Section 9.04.       Control by Majority Noteholders...........................51

                                    ARTICLE X


                                   TERMINATION

Section 10.01       Termination...............................................52
Section 10.02       Accounting Upon Termination of Servicer...................52

                                   ARTICLE XI


                            MISCELLANEOUS PROVISIONS

Section 11.01       Acts of Noteholders.......................................54
Section 11.02       Amendment.................................................54
Section 11.03       Recordation of Agreement..................................54
Section 11.04       Duration of Agreement.....................................55
Section 11.05       Governing Law.............................................55
Section 11.06       Notices...................................................55
Section 11.07       Severability of Provisions................................55
Section 11.08       No Partnership............................................56
Section 11.09       Counterparts..............................................56
Section 11.10       Successors and Assigns....................................56
Section 11.11       Headings..................................................56
Section 11.12       Notification to Administrative Agent......................56
Section 11.13       Inconsistencies...........................................56
Section 11.14       Limitation of Liability...................................56



                                      (iii)

APPENDIX A        Definitions and Usage

                                  EXHIBIT INDEX

EXHIBIT A                         Contents of SBA File
EXHIBIT B                         [Intentionally Omitted]
EXHIBIT C                         Principal and Interest Account
                                    Letter Agreement
EXHIBIT D                         [Intentionally Omitted]
EXHIBIT E                         [Intentionally Omitted]
EXHIBIT F                         Initial Certification
EXHIBIT F-1                       Final Certification
EXHIBIT G                         [Intentionally Omitted]
EXHIBIT H                         SBA Loan Schedule
EXHIBIT I                         Request for Release of Documents
EXHIBIT J                         [Intentionally Omitted]
EXHIBIT K                         Form of Delinquency Report
EXHIBIT L                         Servicer's Monthly Computer Tape Format
EXHIBIT M                         Form of Multi-Party Agreement




                                      (iv)

         Sale and Servicing Agreement dated as of November 1, 1999, between BLC Funding Trust (the "Trust"), and Business Loan Center, Inc., as Seller (the "Seller") and as Servicer (the "Servicer").

                              PRELIMINARY STATEMENT

         The Trust was formed for the purpose of issuing asset backed notes and asset backed certificates secured by the Unguaranteed Interests in the SBA Loans. The Issuer has entered into a trust indenture, dated as of November 1, 1999 (the "Indenture"), between the Trust and the Indenture Trustee, pursuant to which the Trust intends to issue from time to time its BLC Funding Notes in an aggregate principal amount not to exceed $75,000,000 (the "Notes"). Pursuant to the Indenture, as security for the indebtedness represented by the Notes and any Hedging Agreements, the Issuer is and will be pledging to the Indenture Trustee, and granting the Indenture Trustee a security interest in, among other things, the Unguaranteed Interests in the SBA Loans and its rights under this Agreement.

         The parties desire to enter into this Agreement to provide, among other things, for the servicing of the SBA Loans by the Servicer. The Servicer acknowledges that, in order further to secure the Notes and any Hedging Agreements, the Trust is and will be granting to the Indenture Trustee a security interest in, among other things, its rights under this Agreement, and the Servicer agrees that all covenants and agreements made by the Servicer herein with respect to the SBA Loans shall also be for the benefit and security of the Indenture Trustee and the Secured Parties. For its services hereunder, the Servicer will receive a Servicing Fee (as defined herein) with respect to each SBA Loan serviced hereunder.

                                    ARTICLE I

                                   DEFINITIONS

         Section  1.01   Definitions.   For  all  purposes  of  this  Agreement,
capitalized terms used herein shall have the meanings set forth in Appendix A, unless the context clearly indicates otherwise.

         Section 1.02 Use of Words and Phrases. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used.

         Section 1.03 Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

                                   ARTICLE II

                      SALE AND CONVEYANCE OF THE TRUST FUND

         Section 2.01 Sale and Conveyance of Trust Fund.

         (a) On the terms and conditions hereinafter set forth, from time to time prior to the Termination Date, the Seller may, at its option, transfer to the Trust, without recourse, and for the benefit of the SBA, the Noteholders the Certificateholders and the Hedge Counterparties, subject to the terms of the Basic Documents, all of the right, title and interest of the Seller in and to the Unguaranteed Interests in the SBA Loans and all other assets included or to be included in the Trust Fund. In consideration for its transfer of such Unguaranteed Interests in the SBA Loans, on each Transfer Date the Seller shall receive from amounts deposited into the Funding Account the amount determined pursuant to Section 2.09(a)(ii).

         (b) The rights of the Noteholders, Certificateholders and the Hedge Counterparties to receive payments with respect to the SBA Loans in respect of the Notes, the Certificates and the Hedging Agreement, and all interests of the Noteholders and Certificateholders in such payments, shall be as set forth in the Basic Documents. The Servicing Fee and the Premium Protection Fee shall not constitute part of the Trust Fund and the Noteholders, Certificateholders and the Hedge Counterparties shall have no interest in, and are not entitled to receive any portion of, the Servicing Fee or the Premium Protection Fee.

         Section 2.02 Possession of Business Files.

         (a) Upon the transfer of the Unguaranteed Interest in each SBA Loan, the ownership of each SBA Note, the Mortgage, if applicable, and the contents of the related SBA File will be vested in the Trust for the benefit of itself and the SBA, as their interests may appear.

         (b) Pursuant to Section 2.04, on each Transfer Date, the Seller will deliver or cause to be delivered, each SBA Note relating to an SBA Loan to the FTA.

         Section 2.03 Books and Records.

         The transfer of the Unguaranteed Interest of each SBA Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller and the Seller shall respond to any third-party inquiry that such transfer is so reflected as a sale. The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each SBA Loan which shall be clearly marked to reflect the ownership of the Unguaranteed Interest of each SBA Loan by the Trust for the benefit of the SBA, the Noteholders, the Certificateholders and the Hedge Counterparties, as their interests may appear.

         Section 2.04 Delivery of SBA Loan Documents.

         Two days prior to each Transfer Date the Seller will deliver or cause to be delivered to the Indenture Trustee, or with respect to the SBA Notes relating to the SBA ss. 7(a) Loans being delivered pursuant to paragraph (a) below, to the FTA, each of the following documents for each SBA Loan:

         (a) The original SBA Note,  endorsed by means of an allonge as follows:
"Pay to the order of First Union Trust Company, National Association, and its successors and assigns, not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement dated as of November 1, 1999, for the benefit of the Certificateholders and the United States Small Business Administration, as their respective interests may appear, without recourse" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Seller, if the Seller was not the originator (such allonge shall bear a legend stating "HSBC Bank USA, as Indenture Trustee, has a security interest in the Unguaranteed Interest in this Note");

         (b) With respect to those SBA Loans secured by Mortgaged Properties, either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording until such time as the original is returned by the public recording office or duly licensed title or escrow officer or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost.

         (c) With respect to those SBA Loans secured by Mortgaged Properties, either: (i) the original Assignment of Mortgage from the Seller endorsed as follows: "HSBC Bank USA, ("Assignee") its successors and assigns, as indenture trustee under the Indenture dated as of November 1, 1999 subject to the Multi-Party Agreement dated as of November 1, 1999" with evidence of recording thereon (provided, however, that where permitted under the laws of the jurisdiction wherein the Mortgaged Property is located, the Assignment of Mortgage may be effected by one or more blanket assignments for SBA Loans secured by Mortgaged Properties located in the same county), or (ii) a copy of such Assignment of Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording (provided, however, that where the original Assignment of Mortgage is not being delivered to the Indenture Trustee, such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage relating to the Mortgages originated by the Seller);

         (d) With respect to those SBA Loans secured by Mortgaged Properties, either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the Seller, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer of the Seller where the originals have been submitted for recording until such time as the originals are returned by the public recording officer, or (iii) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost;

         (e) With respect to those SBA Loans secured by Mortgaged Properties, either: (i) originals of all title insurance policies relating to the Mortgaged Properties to the extent the Seller obtained such policies or (ii) copies of any title insurance policies or other evidence of lien position, including but not limited to Policy Insurance Record of Title ("PIRT") policies, limited liability reports and lot book reports, to the extent the Seller obtains such policies or other evidence of lien position, certified as true by the Seller;

         (f) With respect to those SBA Loans secured by other items of Collateral, the original or a certified copy of all filed UCC financing statements securing such Collateral naming the Seller as "Secured Party;"

         (g) For all SBA Loans, blanket assignment of all Collateral securing the SBA Loan, including without limitation, all rights under applicable guarantees and insurance policies, such assignment shall be in the name of HSBC Bank USA, its successors and assigns, as indenture trustee under the Indenture dated as of November 1, 1999 subject to the Multi-Party Agreement dated as of November 1, 1999;

         (h) For all SBA Loans, irrevocable powers of attorney of the Seller and the Issuer to the Indenture Trustee to execute, deliver, file or record and otherwise deal with the Collateral for the SBA Loans in accordance with this Agreement. The powers of attorney will be delegable by the Indenture Trustee to the Servicer and any successor servicer and will permit the Indenture Trustee or its delegate to prepare, execute and file or record UCC financing statements and notices to insurers; and

         (i) For all SBA Loans, blanket UCC-1 financing statements identifying by type all Collateral for the SBA Loans in the SBA Loan Pool and naming the Indenture Trustee, as assignee of the Trust, as "Secured Party" and the Seller as the "Debtor". The UCC-1 financing statements will be filed promptly following the Closing Date in New York and will be in the nature of protective notice filings rather than true financing statements.

         The Seller shall, within ten Business Days after the receipt thereof, and in any event, within one year of the related Transfer Date (or within two years of the related Transfer Date if the public recording office is at fault in delivering the appropriate documents), deliver or cause to be delivered to the Indenture Trustee: (i) the original recorded Mortgage in those instances where a copy thereof certified by the Seller was delivered to the Indenture Trustee;
(ii) the original recorded Assignment of Mortgage from the Seller to the Indenture Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of title from the originator to the Indenture Trustee in those instances where copies thereof certified by the Seller were delivered to the Indenture Trustee; and (iii) any intervening assignments of Mortgage in those instances where copies thereof certified by the Seller were delivered to the Indenture Trustee. Notwithstanding anything to the contrary contained in this Section 2.04, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or the intervening assignments of the Mortgage after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Indenture Trustee of a copy of such Mortgage, Assignment of Mortgage or assignments of Mortgage certified by the public recording office to be a true copy of the recorded original thereof. All SBA Loan documents held by the Indenture Trustee or the FTA, as the case may be, as to each SBA Loan are referred to herein as the "Indenture Trustee's Document File."

         Although it is the intent of the parties to this Agreement that the conveyance of the Seller's right, title and interest in and to the Unguaranteed Interests in the SBA Loans and other assets in the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Seller shall be deemed to have granted, and hereby does grant, to the Trust Fund a first priority perfected security interest in all of the Seller's right, title and interest in, to and under the Unguaranteed Interests in the SBA Loans and other assets in the Trust Fund, and that this Agreement shall constitute a security agreement under applicable law.

         All  recording   required  pursuant  to  this  Section  2.04  shall  be
accomplished by and at the expense of the Servicer.

         Section 2.05 Acceptance by Indenture Trustee of the Trust Fund; Certain Substitutions; Certification by Indenture Trustee.

         (a) The Multi-Party Agreement provides for the FTA to deliver an acknowledgement of receipt for each SBA Note in accordance with the terms and conditions of the Multi-Party Agreement. The Indenture Trustee agrees, for the benefit of the SBA, the Noteholders and the Certificateholders, to review each Indenture Trustee's Document File (with the exception of the SBA Notes held by the FTA) on or prior to the applicable Transfer Date (or, with respect to any Qualified Substitute SBA Loan, on or prior to the assignment thereof), and to deliver to the Seller and the Servicer a certification in the form attached hereto as Exhibit F on or prior to such Transfer Date (or, with respect to any Qualified Substitute SBA Loan, on or prior to the assignment thereof). Within 360 days after each Transfer Date (or, with respect to any Qualified Substitute SBA Loan, within 360 days after the assignment thereof), the Indenture Trustee shall deliver to the Servicer, the Seller, the SBA, and any Noteholder who requests a copy from the Indenture Trustee a final certification in the form attached hereto as Exhibit F-1 evidencing the completeness of the Indenture Trustee's Document Files with respect to the SBA Loans being transferred on such Transfer Date.

         (b) If the Indenture Trustee during the process of reviewing the Indenture Trustee's Document Files finds any document constituting a part of an Indenture Trustee's Document File which is not properly executed, has not been received, is unrelated to an SBA Loan identified in the SBA Loan Schedule, or does not conform in a material respect to the requirements of Section 2.04 or the description thereof as set forth in the SBA Loan Schedule, the Indenture Trustee shall promptly so notify the Seller and the Servicer. In performing any such review, the Indenture Trustee may conclusively rely on the Seller as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the SBA Files is limited solely to confirming that the documents listed in Section 2.04 have been executed and received and relate to the SBA Loans identified in the SBA Loan Schedule. The Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of an SBA File of which it is so notified by the Indenture Trustee. If, however, within 60 days after the Indenture Trustee's notice to it respecting such material defect the Seller has not remedied the defect and such defect materially and adversely affects the value of the related SBA Loan, the Seller will (i) substitute in lieu of such SBA Loan a Qualified Substitute SBA Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase the Unguaranteed Interest of such SBA Loan at a purchase price equal to the Principal Balance of such Unguaranteed Interest as of the date of purchase, plus 30 days' interest on such Principal Balance, computed at the sum of the applicable Interest Rate and Program Fee as of the next succeeding Determination Date, plus any accrued unpaid Servicing Fees and Servicing Advances reimbursable to the Servicer with respect to such SBA Loan, which purchase price shall be deposited in the Principal and Interest Account on the next succeeding Determination Date.

         (c) Upon  receipt  by the  Indenture  Trustee of a  certification  of a
Servicing Officer of the Servicer of such purchase and the deposit of the amounts described above in the Principal and Interest Account (which certification shall be in the form of Exhibit I hereto), the Indenture Trustee shall release to the Servicer for release to the Seller the related Indenture Trustee's Document File and the Indenture Trustee and the Trust shall execute, without recourse, and deliver such instruments of transfer necessary to transfer such SBA Loan to the Seller. All costs of any such transfer shall be borne by the Servicer.

         (d) If in connection with taking any action the Servicer requires any item constituting part of the Indenture Trustee's Document File, or the release from the lien of the related SBA Loan of all or part of any Mortgaged Property or other Collateral, the Servicer shall deliver to the Indenture Trustee a certificate to such effect in the form attached as Exhibit I hereto. The Servicer shall comply with the SBA Rules and Regulations in connection with such action, including the giving of any necessary notice. Upon receipt of such certification, the Indenture Trustee shall deliver to the Servicer the requested documentation and the Indenture Trustee shall execute, without recourse, and deliver such instruments of transfer necessary to release all or the requested part of the Mortgaged Property or other Collateral from the lien of the related SBA Loan.

         On the Remittance Date in March of each year, the Indenture Trustee shall deliver to the Seller, and the Servicer a certification detailing all transactions with respect to the SBA Loans for which the Indenture Trustee holds an Indenture Trustee's Document File pursuant to this Agreement during the prior calendar year. Such certification shall list all Indenture Trustee's Document Files which were released by or returned to the Indenture Trustee or the FTA during the prior calendar year, the date of such release or return and the reason for such release or return.

         Section 2.06 [Reserved].

         Section 2.07 [Reserved].

         Section 2.08 Fees and Expenses of the Owner Trustee and the Indenture Trustee.

         The fees and expenses of the Owner Trustee in its individual capacity and the Indenture Trustee including (i) the annual fees of the Owner Trustee in its individual capacity and the Indenture Trustee and (ii) any other fees and expenses to which the Owner Trustee in its individual capacity and the Indenture Trustee are entitled shall be paid from the Expense Account in the manner set forth in Section 5.03 hereof; provided, however, that the Seller shall be liable for any expenses of the Trust Fund incurred prior to the Closing Date. The Servicer, the Indenture Trustee and the Trust hereby covenant with the Noteholders, the Certificateholders and the Hedge Counterparties that every material contract or other material agreement entered into by the Trust, the Indenture Trustee, or the Servicer, acting as attorney-in-fact for the Indenture Trustee or the Trust, on behalf of the Trust Fund shall expressly state therein that no Noteholder, Certificateholder or Hedge Counterparty shall be personally liable in connection with such contract or agreement.

         Section 2.09 Transfer and Conveyance of the SBA Loans.

         (a) (i) Subject to the conditions set forth in paragraph (b) below, in consideration of the Indenture Trustee's delivery on the related Transfer Date to or upon the order of the Seller of the amount in the Funding Account determined pursuant to Section 2.09(a)(ii) below, the Seller shall on any Transfer Date contribute, transfer, assign, set over and otherwise convey without recourse, to the Trust all right, title and interest of the Seller in and to the Unguaranteed Interest in each SBA Loan listed on the SBA Loan Schedule delivered by the Seller on such Transfer Date, all its right, title and interest in and to principal collected and interest accruing on the Unguaranteed Interest in each such SBA Loan on and after the related Transfer Date and all its right, title and interest in and to the Unguaranteed Interest in all insurance policies; provided, however, that the Seller reserves and retains all its right, title and interest in and to principal (including Principal Prepayments) collected and interest accruing on the Unguaranteed Interest in each such SBA Loan prior to the related Transfer Date. The transfer by the Seller of the Unguaranteed Interest in each of the SBA Loans set forth on the SBA Loan Schedule to the Trust shall be absolute and shall be intended by all parties hereto to be treated as a contribution by the Seller.

         (ii) The amount released from the Funding Account shall be the lesser of (i) the product of (A) 100% minus the Minimum Subordination Percentage and
(B) the aggregate Principal Balances as of the related Transfer Date of the Unguaranteed Interest in each of the SBA Loans so transferred, or (ii) the amount such that immediately after such release the Subordination Percentage equals the Minimum Subordination Percentage.

         (b) The Seller shall transfer to the Trust the Unguaranteed Interest in each of the SBA Loans and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Transfer Date:

                           (i) the Seller  shall  have  provided  the  Indenture
                  Trustee and the Administrative Agent with a timely Addition Notice and shall have provided any information reasonably requested by them with respect to the SBA Loans;

                           (ii) the Seller shall have delivered to the Indenture
                  Trustee a duly executed written assignment (including an acceptance by the Indenture Trustee) that shall include an SBA Loan Schedule, listing the SBA Loans being transferred and any other exhibits listed thereon;

                           (iii) as of each  Transfer  Date,  neither the Seller
                  nor the Servicer was insolvent nor will either of them have been made insolvent by such transfer nor is either of them aware of any pending insolvency;

                           (iv) the Termination Date shall not have occurred;

                           (v) the Seller shall have  delivered to the Indenture
                  Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in Sections 3.1 and 3.2 of the Note Purchase Agreement; and

                           (vi) the FTA shall have  delivered  to the  Indenture
                  Trustee, pursuant to the Multi-Party Agreement, an acknowledgment of receipt of the SBA Note relating to such SBA ss. 7(a) Loan in the form attached as Exhibit 1 to the Multi-Party Agreement.

         (c) In connection with the transfer and assignment of the Unguaranteed Interests in the SBA Loans, the Seller agrees to satisfy the conditions set forth in Sections 2.02, 2.03, 2.04 and 2.05.

         Section 2.10 Optional Purchase or Substitution of SBA Loans.

         The Seller shall have the right, but not the obligation, to purchase, or substitute for, any Defaulted Unguaranteed Interest or Charged-Off Unguaranteed Interest. In the case of a purchase, the Seller shall deposit in the Principal and Interest Account, on the next succeeding Determination Date, an amount equal to the Principal Balance of the related Unguaranteed Interest as of the date of such purchase plus accrued interest thereon at the applicable SBA Loan Interest Rate. In the case of a substitution, the Seller shall deliver to the Trust one or more Qualified Substitute SBA Loans and any required Substitution Adjustment. Any such substitution shall be made in accordance with the provisions of Section 3.03. On the date of such substitution, the Seller shall deliver to the Deal Agent a certificate stating that such SBA Loan is a Qualified Substitute SBA Loan. In no event, however, may the aggregate Principal Balance of the Unguaranteed Interests of all SBA Loans purchased or substituted for pursuant to this Section 2.10 exceed, on any date of purchase or substitution 15% of the aggregate Principal Balance as of the applicable Transfer Dates, of the SBA Loans then held by the Trust. Further, the Seller may not cure an Event of Default (or an event which with the giving of notice or the passage of time, or both, would constitute an Event of Default) by substituting a Qualified Substitute SBA Loan for a Deleted Unguaranteed Interest or a Charged-Off Unguaranteed Interest.

         Section 2.11 Subsequent Sales.

         If in connection with a Subsequent Sales the Notes are being redeemed pursuant to Section 10.01(b) or (c) of the Indenture, on the closing date of such Subsequent Sale the Trust shall sell to the party designated by the Seller with the consent of the Administrative Agent and the SBA the Unguaranteed Interests in those SBA Loans then held by the Trust. Concurrently with such sale, the Servicer shall cause an amount equal to the Redemption Price to be deposited into the Note Distribution Account. The Servicer and the Trust will execute and deliver such instruments, consents or other documents and perform all acts reasonably requested by the Seller in order to effect the transfer and release of any of the Trust's interests in such Unguaranteed Interests in such SBA Loans.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01.     Representations of the Seller.

         The Seller hereby represents and warrants to the Indenture Trustee, the
Owner  Trustee,   the   Certificateholders,   the  Noteholders  and  each  Hedge
Counterparty as of each Transfer Date:

         (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed and qualified in each state where the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller and perform its obligations hereunder; the Seller has all requisite power and authority to execute and deliver this Agreement and each other Basic Document to which it is a party and to perform in accordance herewith and therewith; the execution, delivery and performance of this Agreement and each other Basic Document to which it is a party (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action; this Agreement and each other Basic Document to which it is a party evidence the valid, binding and enforceable obligations of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement and each other Basic Document to which it is a party valid, binding and enforceable upon the Seller in accordance with its respective terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity, none of which will affect the ownership of the Unguaranteed Interests in the SBA Loans by the Trust.

         (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc., under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Notes and the execution and delivery by the Seller of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and each other Basic Document to which it is a party and the other documents on the part of the Seller and the performance by the Seller of its obligations under this Agreement and the other Basic Documents to which it is a party;

         (c) The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Seller is a party will not result in the breach of any terms or provisions of the certificate of incorporation or by-laws of the Seller or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Seller or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject;

         (d) Neither this Agreement or any other Basic Document to which the Seller is a party nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or any other Basic Document to which the Seller is a party or in connection with the transactions contemplated hereby and thereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made;

         (e) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement or any other Basic Document to which the Seller is a party;

         (f) There is no action, suit, proceeding or investigation pending or, to the best of the Seller's knowledge, threatened against the Seller which, either in any one instance or in the aggregate, may (i) result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement or any other Basic Document to which the Seller is a party or (ii) which would draw into question the validity of this Agreement or any other Basic Document to which the Seller is a party or the SBA Loans;

         (g) The Trust will not constitute an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

         (h) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

         (i) The Seller is Well Capitalized;

         (j) The transfer, assignment and conveyance of the SBA Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction and do not violate the SBA Rules and Regulations;

         (k) The origination and collection practices used by the Seller with respect to each SBA Note and Mortgage have been in all material respects legal, prudent and customary in the SBA loan origination and servicing business and comply with the Credit and Collection Policy;

         (l) Each SBA Loan was selected from among the existing SBA loans in the Seller's portfolio at the related Transfer Date, in a manner not designed to adversely affect the Noteholders or the Certificateholders;

         (m) The Seller received fair consideration and reasonably equivalent value in exchange for the sale of the Unguaranteed Interests in the SBA Loans;

         (n) Neither the Seller nor any of its affiliates sold any interest in any SBA Loan with any intent to hinder, delay or defraud any of their respective creditors;

         (o) The Seller is solvent, and the Seller will not be rendered insolvent as a result of the transfer of the Unguaranteed interests in the SBA Loans to the Trust or the sale of the Notes;

         (p) The chief executive office and legal name of the Seller is as set forth on the respective UCC-1 financing statement filed on behalf of the Seller pursuant to Section 2.04, such office is the place where the Seller is "located" for the purposes of Section 9-103(3)(d) of the Uniform Commercial Code as in effect in the State of New York, and neither the location of such office nor the legal name of the Seller has changed in the past four months;

         (q) The Seller has no trade names, fictitious names, or "doing business as" names, except for "Business Loan Center;"

         (r) The Seller will treat the transfer of the SBA Loans as a sale for accounting purposes; and

         (s) To the best of Seller's knowledge, all tax returns have been filed on a timely basis.

         Section 3.02 Individual SBA Loans.

         The Seller hereby represents and warrants to the Indenture Trustee, the
Noteholders,   the  Owner  Trustee,  the   Certificateholders   and  each  Hedge
Counterparty, with respect to each SBA Loan as of the related Transfer Date:

         (a) The information with respect to each SBA Loan set forth in the SBA Loan Schedule is true and correct;

         (b) All of the original or certified documentation set forth in Section
2.04 (including all material documents related thereto) has been or will be delivered to the Indenture Trustee on the Transfer Date or as otherwise provided in Section 2.04;

         (c) Each Mortgaged Property serving as the primary Collateral for an SBA Loan is improved by a Commercial Property or a Residential Property and does not constitute other than real property under state law;

         (d) Each SBA Loan was originated and underwritten, or purchased and [re-underwritten] by the Seller and each SBA Loan is being serviced by the Seller, in each case in accordance with the Credit and Collection Policy;

         (e) Each SBA Loan is an SBA ss.7(a) Loan;

         (f) The SBA Loan Interest Rate for each SBA Loan is either a fixed rate or adjusts monthly or quarterly to equal the then applicable prime rate plus the margin (if applicable) set forth in the related SBA Note. Each SBA Note will provide for a schedule of Monthly Payments (which, for adjustable rate SBA Loans, will adjust monthly or quarterly) payable in United States dollars which are, if timely paid, sufficient to fully amortize the principal balance of such SBA Loan on its respective maturity date;

         (g) With respect to those SBA Loans secured by a Mortgaged Property, each Mortgage is a valid and subsisting lien of record on the Mortgaged Property subject only to any applicable Prior Liens on such Mortgaged Property and subject in all cases to such exceptions that are generally acceptable to banking institutions in connection with their regular commercial lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

         (h) Immediately prior to the transfer and assignment herein contemplated, the Seller held good and indefeasible title to, and was the sole owner of, the Unguaranteed Interest of each SBA Loan conveyed by the Seller subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Trust will hold good and indefeasible title, to, and be the sole owner of, each SBA Loan subject to no liens, charges, mortgages, encumbrances or rights of others except the interests of the SBA or liens which will be released simultaneously with such transfer and assignment;

         (i) No SBA Loan is more than 30 days delinquent in payment;

         (j) To the best of the Seller's knowledge, there is no delinquent tax or assessment lien on any Mortgaged Property which is the primary Collateral for the related SBA Loan, and each Mortgaged Property is free of material damage and is in good repair;

         (k) No SBA Loan is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the SBA Note or any related Mortgage, or the exercise of any right thereunder, render either the SBA Note or any related Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

         (l) Each SBA Loan at the time it was made complied, and as of its Transfer Date complies, in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity, disclosure and recording laws and the SBA Rules and Regulations;

         (m) There is only one originally signed SBA Note for each SBA Loan, which SBA Note has been delivered to the FTA;

         (n) Pursuant to the SBA Rules and Regulations, the Seller requires that the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in
Section 4.07;

         (o) Pursuant to the SBA Rules and Regulations, the Seller requires that if a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in
Section 4.07;

         (p) Each SBA Note, any related Mortgage and any other agreement pursuant to which Collateral is pledged to the Indenture Trustee is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each SBA Loan had full legal capacity to execute all SBA Loan documents and convey the estate therein purported to be conveyed;

         (q) The Seller has caused and will cause to be performed any and all acts reasonably required to be performed to preserve the rights and remedies of the Indenture Trustee and the Owner Trustee in any insurance policies applicable to the SBA Loans including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee or the Seller, respectively;

         (r) Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller (or, subject to Section 2.04 hereof, are in the process of being recorded);

                  (s) No SBA Loan has an original term to maturity exceeding 306 months;

         (t) The terms of the SBA Note and the related Mortgage or other security agreement pursuant to which Collateral was pledged have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the SBA, the Noteholders, the Certificateholders and each Hedge Counterparty and which has been delivered to the Indenture Trustee;

         (u) To the best of Seller's knowledge there are no material defaults in complying with the terms of any applicable Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable;

         (v) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the SBA Loan or the use for which the premises were intended;

         (w) At the time of origination of an SBA Loan, in all instances where commercial real property serves as the primary Collateral for such SBA Loan, the related Mortgaged Property was free of contamination from toxic substances or hazardous wastes requiring action under applicable laws or is subject to ongoing environmental rehabilitation approved by the SBA, and as of the related Transfer Date, the Seller has no knowledge of any such contamination from toxic substances or hazardous waste material on any Mortgaged Property unless such items are below action levels or such Mortgaged Property is subject to ongoing environmental rehabilitation approved by the SBA;

         (x) The proceeds of the SBA Loan have been fully disbursed, and there is no obligation on the part of the Seller to make future advances thereunder and the Guaranteed Portion of the SBA Loan has been sold in the Secondary Market pursuant to SBA Form 1086. Any and all requirements as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the SBA Loans were paid;

         (y) There is no obligation on the part of the Seller or any other party (except for any guarantor of an SBA Loan) to make Monthly Payments in addition to those made by the Obligor;

         (z) To the best of Seller's knowledge no statement, report or other document signed by the Seller constituting a part of the SBA File contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances under which they were made;

         (aa) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Noteholders, the Certificateholders and/or any Hedge Counterparties to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor;

         (bb) No SBA Loan has a shared appreciation feature, or other contingent interest feature;

         (cc) With respect to each SBA Loan secured by a Mortgaged Property or other Collateral and that is not a first priority lien, either (i) no consent for the SBA Loan is required by the holder of any related Prior Lien or (ii) such consent has been obtained;

         (dd) Each SBA Loan was originated to a business located in the jurisdiction identified in the SBA Loan Schedule and the collateral securing each SBA Loan is located in the United States;

         (ee) All parties which have had any interest in the SBA Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein any Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or
(D) not doing business in such state;

         (ff) Any related Mortgage contains customary and enforceable provisions in accordance with the SBA Rules and Regulations which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         (gg) To the best of Seller's knowledge there is no default, breach, violation or event of acceleration existing under the SBA Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller, in its capacity as either Servicer or Seller, has not waived any default, breach, violation or event of acceleration;

         (hh) All parties to the SBA Note and any related Mortgage or other document pursuant to which Collateral was pledged had legal capacity to execute the SBA Note and any such Mortgage or other document and each SBA Note and Mortgage or other document have been duly and properly executed by such parties;

         (ii) Including the Unguaranteed Interest in such SBA Loan in the Trust will not cause the Concentration and Mix Criteria to be violated;

         (jj) With respect to those SBA Loans secured by Collateral other than a Mortgaged Property, the related SBA Note, security agreements, if any, and UCC-1 filed with respect to such Collateral creates a valid and subsisting lien of record on such Collateral subject only to any Prior Liens, if any, on such Collateral and subject in all cases to such exceptions that are generally acceptable to lending institutions in connection with their regular commercial lending activities, and such other exceptions to which similar Collateral is commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such SBA Note, security agreement and UCC-1;

         (kk) Each SBA Loan is secured by one or more items of Collateral and at the time the related SBA Loan was originated, the aggregate value of all Collateral securing such SBA Loan was at least equal to the original principal amount of the related SBA Loan and all Prior Liens securing the related Collateral;

         (ll) To the best of Seller's knowledge, there are no governmental proceedings or investigations pending or threatened which would adversely affect payment on the SBA Loans;

         (mm) Each SBA Loan is personally guaranteed by a principal of the Obligor; and

         (oo) Each SBA Loan qualifies to be guaranteed by the SBA.

         Section 3.03 Purchase and Substitution of Defective SBA Loans.

         It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive delivery of the Notes to the Noteholders and the Certificates to the Certificateholders. Upon discovery by the Servicer, any Subservicer, a Responsible Officer of the Owner Trustee or the Indenture Trustee of a breach of any of such representations and warranties which materially and adversely affects the value of the SBA Loans or the interest of the Noteholders, the Certificateholders, the SBA or any Hedge Counterparty therein or which materially and adversely affects the interests of the Noteholders, the Certificateholders, the SBA or any Hedge Counterparty in the related SBA Loan in the case of a representation and warranty relating to a particular SBA Loan (notwithstanding that such representation and warranty was made to the Seller's best knowledge), the party discovering such breach shall give prompt written notice to the others. Within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Seller shall (a) promptly cure such breach in all material respects, (b) purchase the Unguaranteed Interest in such SBA Loan by depositing in the Principal and Interest Account, on the next succeeding Determination Date, an amount in the manner specified in Section 2.05(b), or (c) remove such SBA Loan from the Trust Fund (in which case it shall become a Deleted SBA Loan) and substitute one or more Qualified Substitute SBA Loans. Any such substitution shall be accompanied by payment by the Seller of the Substitution Adjustment, if any.

         As to any Deleted SBA Loan for which the Seller substitutes a Qualified Substitute SBA Loan or Loans, the Servicer shall effect such substitution by delivering to the Indenture Trustee a certification in the form attached hereto as Exhibit I, executed by a Servicing Officer, and shall also deliver to the Indenture Trustee, the documents constituting the Indenture Trustee's Document File for such Qualified Substitute SBA Loan or Loans.

         The Servicer shall deposit in the Principal and Interest Account the Unguaranteed Percentage of all payments of principal received in connection with such Qualified Substitute SBA Loan or Loans after the date of such substitution together with all interest (net of the portion thereof required to be paid to the related Registered Holder, the FTA's Fee, the Premium Protection Fee and the Servicing Fee with respect to each SBA Loan and the Additional Fee with respect to each Additional Fee SBA Loan). Monthly Payments received with respect to Qualified Substitute SBA Loans on or before the date of substitution will be retained by the Seller. The Trust Fund will own all payments received with respect to the Unguaranteed Interest on the Deleted SBA Loan on or before the date of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted SBA Loan. The Servicer shall give written notice to the Indenture Trustee that such substitution has taken place and shall amend the SBA Loan Schedule to reflect the removal of such Deleted SBA Loan from the terms of this Agreement and the substitution of the Qualified Substitute SBA Loan or Loans. Upon such substitution, such Qualified Substitute SBA Loan or Loans shall be subject to the terms of this Agreement in all respects, including Sections 2.04 and 2.05, and the Seller shall be deemed to have made with respect to such Qualified Substitute SBA Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02. On the date of such substitution, the Seller will remit to the Servicer, and the Servicer will deposit into the Principal and Interest Account, an amount equal to the Substitution Adjustment.

         In addition to the cure, purchase and substitution obligation in Sections 2.04, 2.05 and 3.03, the Seller shall indemnify and hold harmless the Trust, the Indenture Trustee, the Noteholders, the Certificateholders and any Hedge Counterparty against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Seller set forth in Sections 2.04, 2.05 and 3.03 to cure, purchase or substitute for a defective SBA Loan and to indemnify the Noteholders, the Certificateholders, the Indenture Trustee, the Owner Trustee and any Hedge Counterparty as provided in Sections 2.04, 2.05 and 3.03 constitute the sole remedies of the Indenture Trustee, the Noteholders, the Certificateholders, the Owner Trustee and any Hedge Counterparty, respecting a breach of the foregoing representations and warranties.

         Any cause of action against the Servicer or the Seller relating to or arising out of the breach of any representations and warranties made in Sections 2.05, 3.01 or 3.02 shall accrue as to any SBA Loan upon (i) discovery of such breach by any party and notice thereof to the Seller and or notice thereof by the Seller to the Indenture Trustee, (ii) failure by the Seller to cure such breach or purchase or substitute such SBA Loan as specified above, and (iii) demand upon the Seller by the Indenture Trustee for all amounts payable hereunder in respect of such SBA Loan.

                                   ARTICLE IV

                    ADMINISTRATION AND SERVICING OF SBA LOANS

         Section 4.01 Duties of the Servicer.

         (a) The Servicer, as independent contract servicer, shall service and administer the SBA Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement, the Credit and Collection Policy, the Multi-Party Agreement and the SBA Rules and Regulations. The Servicer may enter into Subservicing Agreements for any servicing and administration of SBA ss. 7(a) Loans with any entity approved with prior written consent by the SBA and the Administrative Agent. Any such Subservicing Agreement must be approved by the SBA and shall be consistent with and not violate the provisions of this Agreement and the
Multi-Party Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related SBA ss. 7(a) Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies hereunder.

         (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Indenture Trustee, for itself and on behalf of the Noteholders, the SBA, the
Certificateholders and any Hedge Counterparty for the servicing and administering of the SBA Loans in accordance with the provisions of this Agreement and the Multi-Party Agreement and the SBA Rules and Regulations, without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the SBA Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on SBA Loans when any Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the SBA Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Indenture Trustee, the SBA and Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 4.01(d). Notwithstanding the foregoing, the Servicer shall (i) at its expense and without reimbursement, deliver to the Indenture Trustee and the SBA a copy of each Subservicing Agreement and (ii) provide notice of termination of any Subservicer within a reasonable time after such Subservicer's termination to the Indenture Trustee and the SBA.

         (d) In the event the Servicer shall for any reason no longer be the Servicer, the Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Indenture Trustee, deliver to the successor servicer all documents and records relating to each Subservicing Agreement and the SBA Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

         (e) So long as it is consistent with the terms of this Agreement and the Multi-Party Agreement, the SBA Agreement (as defined in the Multi-Party Agreement) and the SBA Rules and Regulations, the Servicer may waive, modify or vary any term of any SBA Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Obligor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the SBA, the Noteholders and any Hedge Counterparty, provided, however, that (unless (x) the Obligor is in default with respect to the SBA Loan, or such default is, in the judgment of the Servicer, imminent and (y) the Servicer determines that any modification would not be considered a new loan for federal income tax purposes) the Servicer may not permit any modification with respect to any SBA Loan that would change the SBA Loan Interest Rate, defer (subject to Section 4.12), or forgive the payment of any principal or interest (unless in connection with the liquidation of the related SBA Loan), or extend the final maturity date on such SBA Loan without the consent of the SBA, if such consent is then required by the SBA Rules and Regulations. The Servicer may exercise all unilateral servicing actions permitted by participating lenders in accordance with the SBA Rules and Regulations. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Noteholders be added to the amount owing under the related SBA Loan. Without limiting the generality of the foregoing, so long as it is consistent with the SBA Rules and Regulations, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Indenture Trustee, the Owner Trustee, the SBA, each Noteholder, each Certificateholder and each Hedge Counterparty, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the SBA Loans and with respect to any Mortgaged Properties or other Collateral. If reasonably required by the Servicer, the Indenture Trustee, on behalf of the Trust, shall furnish the Servicer, within 5 Business Days of receipt of the Servicer's request, with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Any such request to the Indenture Trustee, on behalf of the Trust, shall be accompanied by a certification in the form of
Exhibit I attached hereto signed by a Servicing Officer.

         The Servicer, in servicing and administering the SBA Loans, shall employ or cause to be employed procedures (including collection, foreclosure and Foreclosed Property and Repossessed Collateral management procedures) and exercise the same care that it customarily employs and exercises in servicing and administering SBA Loans for its own account and prudent lending standards, and in accordance with the SBA Rules and Regulations, giving due consideration to the Noteholders' and the SBA's reliance on the Servicer.

         (f) The Servicer shall, upon request of the Indenture Trustee but at the expense of the Servicer, deliver to any successor servicer all documents and records (including computer tapes and diskettes) relating to the SBA Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights and obligations to the assuming party.

         (g) The Servicer shall perform the duties of the Issuer and the Owner Trustee under the Basic Documents. In furtherance of the foregoing, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer and the Owner Trustee under the Basic Documents. The Servicer shall monitor the performance of the Issuer and the Owner Trustee and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Basic Documents. The Servicer shall prepare for execution by the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Basic Documents.

         (h) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to state and federal tax and securities laws. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Issuer as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer.

         (i) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Paying Agent in the event that any withholding tax is imposed on the Issuer's payments (or allocations of income) to a Noteholder, a Certificateholder or Hedge Counterparty. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Paying Agent pursuant to such provision.

         (j) The Servicer shall prepare and file, on behalf of the Issuer, all tax returns tax elections, financial statements and such annual or other reports of the Issuer as are necessary for the preparation of tax reports as provided in the Trust Agreement or required by applicable law. All tax returns will be signed by the Servicer on behalf of the Issuer.

         (k) The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Owner Trustee at any time during normal business hours.

         (l) The Servicer shall furnish to the Administrative Agent from time to time such additional information regarding the Issuer or the Basic Documents as the Administrative Agent shall reasonably request.

         (m) Without the prior written consent of the Administrative Agent, which consent will not be unreasonably withheld, the Servicer shall not agree or consent to, or otherwise permit to occur, any amendment, modification, change, supplement or recission of or to the Credit and Collection Policy, in whole or in part, in any manner that could have a material adverse effect on the SBA Loans; provided that the consent of the Administrative Agent shall not be required if any such amendment, modification, change, supplement or recission was mandated by the Servicer's regulators including, but not limited to, the SBA.

         (n) The Servicer shall furnish to the Administrative Agent written notice of any change to (i) the Credit and Collection Policy within three (3) Business Days of such change and (ii) any change to its accounting policy within three (3) Business Days of such change.

         Section 4.02 Liquidation of SBA Loans.

         In the event that any payment due under any SBA Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Obligor fails to perform any other covenant or obligation under the SBA Loan, the Servicer in accordance with the SBA Rules and Regulations shall take such action as it shall deem to be in the best interests of the Noteholders and the SBA. With respect to any such SBA ss. 7(a) Loan for which the SBA has expressed to the Servicer the SBA's desire to assume servicing of such SBA Loan consistent with the SBA Rules and Regulations, the Indenture Trustee shall, upon written direction of the Servicer, deliver to the SBA or its designee all or any portion of the Indenture Trustee's Document File relating to such SBA ss. 7(a) Loan and the Indenture Trustee shall execute such documents, as the Servicer or the SBA shall request. Expenses incurred in connection with any such action shall be the responsibility of the Servicer and shall not be chargeable to the Principal and Interest Account or the Note Distribution Account. Subject to the SBA Rules and Regulations and with the prior written consent of the SBA (if required by the SBA Rules and Regulations), the Servicer shall foreclose upon or otherwise comparably effect the ownership of Mortgaged Properties or other Collateral relating to defaulted SBA ss. 7(a) Loans for which the related SBA ss. 7(a) Loan is still outstanding, as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section 4.10. In connection with such foreclosure or other conversion and any other liquidation action, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise with respect to its own affairs, in accordance with prudent servicing standards, and in accordance with the applicable SBA Rules and Regulations. Prior to undertaking foreclosure of any Mortgaged Property, the Servicer must investigate environmental conditions, including, if the Servicer deems necessary or if required by the SBA Rules and Regulations the performance of a Phase I and/or Phase II environmental site assessment, to ascertain the actual or potential presence of any hazardous material on or under such property. For purposes of this Agreement, the term hazardous material includes (1) any hazardous substance, as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. 9601-9675, and (2) petroleum (as that term is defined at 42 U.S.C. ss. 6991) including any derivative, fraction, by-product, constituent or breakdown product thereof, or additive thereto. In the event that the environmental investigation determines the existence of any hazardous material on or under the Mortgaged Property in excess of minimum action levels established by relevant regulatory agencies, title to such property shall not be taken without prior written approval from the SBA.

         Section 4.03 Establishment of Principal and Interest Accounts; Deposits in Principal and Interest Accounts.

         (a) The Servicer shall cause to be established and maintained one or more Principal and Interest Accounts, in one or more Eligible Deposit Accounts, wherein the moneys therein are invested in Permitted Instruments, titled "Business Loan Center, Inc., as Servicer, in trust for the registered holders of BLC Funding Trust Notes." All funds in such Principal and Interest Accounts shall be insured by the BIF or SAIF administered by the FDIC to the maximum extent provided by law. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit C hereto.

         A copy of such letter agreement shall be furnished to the Indenture Trustee, the Owner Trustee and, upon request, the SBA, any Noteholder, Certificateholder or Hedge Counterparty.

         (b) The Servicer and each Subservicer shall deposit without duplication (within four Business Days of receipt thereof during the Revolving Period and within two Business Days of receipt thereof during the Amortization Period) in the applicable Principal and Interest Account and retain therein:

                           (i) the Unguaranteed Percentage of all payments received on or after the applicable Transfer Date on account of principal on the SBA Loans, including all Principal Prepayments and Curtailments;

                           (ii) all payments received after the Transfer Date on
                  account of interest on the SBA Loans (net of the portion thereof required to be paid to the related Registered Holders, the Premium Protection Fee, the FTA's Fee and the Servicing Fee with respect to each SBA Loan, the Additional Fee with respect to each Additional Fee SBA Loan, and other servicing compensation payable to the Servicer as permitted herein);

                           (iii)  the   Unguaranteed   Percentage   of  all  Net
                  Liquidation Proceeds;

                           (iv) the  Unguaranteed  Percentage  of all  Insurance
                  Proceeds (other than amounts to be applied to restoration or repair of any related Mortgaged Property, or to be released to the Obligor in accordance with the Credit and Collection Policy);

                           (v) the Unguaranteed Percentage of all Released Mortgaged Property Proceeds and any other proceeds from any other Collateral securing the SBA Loans;

                           (vi) any amounts paid in connection with the purchase
                  or repurchase of the Unguaranteed Interest of any SBA Loan and the amount of any Substitution Adjustment received pursuant to any provision of this Agreement;

                           (vii) any  amount  required  to be  deposited  in the
                  Principal and Interest Account pursuant to Section 4.04 or 4.10; and

                           (viii)  the  amount  of  any   losses   incurred   in
                  connection with investments in Permitted Instruments.

         (c) The foregoing requirements for deposit in the Principal and Interest Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments with respect to the Guaranteed Interest to be paid to the Registered Holders, the Premium Protection Fee, the FTA's Fee and the Servicing Fee, with respect to each SBA Loan, and additionally the Additional Fee with respect to each Additional Fee SBA Loan, together with the difference between any Liquidation Proceeds and the related Net Liquidation Proceeds, may not be deposited by the Servicer in the Principal and Interest Account.

         (d) Any interest earnings on funds held in the Principal and Interest Account paid by a Designated Depository Institution shall be for the account of the Servicer and may only be withdrawn from the Principal and Interest Account by the Servicer immediately following its monthly remittance to the Indenture Trustee pursuant to Section 4.04(a). Any reference herein to amounts on deposit in the Principal and Interest Account shall refer to amounts net of such investment earnings.

         Section 4.04 Permitted Withdrawals From the Principal and Interest Account.

         The Servicer shall withdraw funds from the Principal and Interest Account for the following purposes:

         (a) to effect the remittance to the Indenture Trustee on each Determination Date for deposit into the Note Distribution Account of the Available Funds for the related Remittance Date (net of amounts then on deposit in the Spread Account);

         (b) to reimburse itself for any accrued unpaid Servicing Fees and Premium Protection Fees allocable to the SBA Loans and for unreimbursed Servicing Advances to the extent deposited in the Principal and Interest Account (and not netted from Monthly Payments received). The Servicer's right to reimbursement for unpaid Servicing Fees and Premium Protection Fees and, except as provided in the following, Servicing Advances shall be limited to Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Obligor or otherwise relating to the SBA Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to reimbursement for Servicing Advances in excess of such amounts shall be limited to any late collections of interest received on the SBA Loans generally, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and any other amounts; provided, however, that the Servicer's right to such reimbursement pursuant hereto shall be subordinate to the rights of the Noteholders;

         (c) to withdraw any amount received from an Obligor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

         (d) (i) to make investments in Permitted Instruments and (ii) to pay to itself, as permitted by Section 4.03(d), interest paid in respect of Permitted Instruments or by an Eligible Deposit Account on funds deposited in the Principal and Interest Account;

         (e) to withdraw any funds deposited in the Principal and Interest Account that were not permitted or required to be deposited therein or were deposited therein in error;

         (f) to pay itself servicing compensation pursuant to Section 6.03 hereof; and

         (g) to clear and terminate the Principal and Interest Account upon the termination of this Agreement in accordance with Section 10.01.

         So long as no default or Servicer Termination Event shall have occurred and be continuing, and consistent with any requirements of the Code, the Principal and Interest Accounts shall either be maintained with an Eligible Deposit Account as an interest-bearing account meeting the requirements set forth in Section 4.03(a), or the funds held therein may be invested by the Servicer (to the extent practicable) in Permitted Instruments, as directed in writing by the Servicer. In either case, funds in the Principal and Interest
Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains such account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments must be held by or registered in the name of "Business Loan Center, Inc., as Servicer, in trust for the registered holders of BLC Funding Trust Notes." All interest or other earnings from funds on deposit in the Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from the Principal and Interest Account pursuant to clause (d) above. The amount of any losses incurred in connection with the investment of funds in the Principal and Interest Account in Permitted Instruments shall be deposited in the Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

         Section 4.05 [Intentionally Omitted]

         Section 4.06 Transfer of Accounts.

         The Servicer may, upon written notice to the Indenture Trustee, the SBA and the Administrative Agent, transfer any Principal and Interest Account to a different Eligible Deposit Account.

         Section 4.07 Maintenance of Hazard Insurance.

         The Servicer shall comply with the SBA Rules and Regulations concerning the issuance and maintenance of fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located. If at origination of an SBA Loan, to the best of the Servicer's knowledge after reasonable investigation, the related Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) consistent with the SBA Rules and Regulations, the Servicer will require the related Obligor to purchase a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the full insurable value of the Mortgaged Property, or (ii) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer shall also maintain, to the extent such insurance is available, and required by the SBA Rules and Regulations and the Credit and Collection Policy, on Foreclosed Property constituting real property, fire and hazard insurance in the amounts described above and liability insurance. The Unguaranteed Percentage of any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Obligor in accordance with the SBA Rules and Regulations) shall be deposited in the Principal and Interest Account, subject to withdrawal pursuant to Section 4.04. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Obligor or maintained on Foreclosed Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer or its affiliates.

         Section 4.08 [Intentionally Omitted].

         Section 4.09 Fidelity Bond.

         The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount equal to $1,500,000, and a maximum deductible of $100,000, if commercially available, with coverage on all employees acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the SBA Loans ("Servicer Employees"). The fidelity bond shall insure the Indenture Trustee and the Owner Trustee, their respective officers and employees against losses resulting from forgery, theft, embezzlement or fraud by such Servicer Employees. The errors and omissions policy shall insure against losses resulting from the errors, omissions and negligent acts of such Servicer employees. No provision of this Section 4.09 requiring such fidelity bond and errors and omissions insurance shall relieve the Servicer from its duties as set forth in this Agreement. Upon the request of the Indenture Trustee, the Owner Trustee, the SBA or any Noteholder, Certificateholder or Hedge Counterparty, the Servicer shall cause to be delivered to the Indenture Trustee, Owner Trustee, the SBA or such Noteholder or such Certificateholder a certified true copy of such fidelity bond and insurance policy. The current issuer of such fidelity bond and insurance policy is [Lloyds of London].

         Section 4.10 Title, Management and Disposition of Foreclosed Property.

         In the event that title to a Mortgaged Property or other Collateral is acquired in foreclosure or by deed in lieu of foreclosure or by other legal process (a "Foreclosed Property"), the deed or certificate of sale, or the repossessed Collateral shall be taken in the name of the Trust for the benefit of the Noteholders, the Certificateholders, the SBA and the Hedge Counterparties, as their interests may appear under the Multi-Party Agreement dated the date of this Agreement (or such other name as the SBA may direct).

         Unless the servicing of a Foreclosed Property or item of Repossessed Collateral relating to an SBA Loan is assumed by the SBA pursuant to the SBA Rules and Regulations, the Servicer, subject to Sections 4.01 and 4.02 hereof, shall manage, conserve, protect and operate each Foreclosed Property or other Repossessed Collateral for the SBA, the Noteholders, the Certificateholders and any Hedge Counterparty solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosed Property or other Repossessed Collateral in the same manner that it manages, conserves, protects and operates other foreclosed or repossessed property for its own account, and in the same manner that similar property in the same locality as the Foreclosed Property or other Repossessed Collateral is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the SBA, the Noteholders, the Certificateholders and any Hedge Counterparty.

         The Servicer shall cause to be deposited in the Principal and Interest Account, no later than five Business Days after the receipt thereof, the
Unguaranteed Percentage of all revenues received with respect to the conservation and disposition of the related Foreclosed Property or other Repossessed Collateral net of Servicing Advances.

         The disposition of Foreclosed Property or other Repossessed Collateral shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer, with SBA concurrence (if required by the SBA Rules and Regulations), deems to be in the best interest of the SBA, the Noteholders, the Certificateholders and any Hedge Counterparty. The Unguaranteed Percentage of the proceeds of sale of the Foreclosed Property or other Repossessed Collateral shall promptly, but in no event later than two Business Days after receipt, be deposited in the Principal and Interest Account as received from time to time and, as soon as practicable thereafter, the expenses of such sale shall be paid. The Servicer shall, subject to Section 4.04, reimburse itself for any related unreimbursed Servicing Advances and unpaid Servicing Fees, and the Servicer shall deposit in the Principal and Interest Account the net cash proceeds of such sale to be distributed to the Noteholders in accordance with
Section 5.07 hereof.

         Section 4.11 [Intentionally Omitted].

         Section 4.12 Collection of Certain SBA Loan Payments.

         The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the SBA Loans, and shall cause the Obligor under the SBA Loan, to the extent such procedures shall be consistent with this Agreement, to comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing and the SBA Rules and Regulations, the Servicer may in its discretion waive or permit to be waived any fee or charge (other than the Servicing Fee or the Premium Protection Fee, without the written consent of the SBA) which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments due on an SBA Note for a period (with respect to each payment as to which the due date is extended) not greater than 180 days after the initially scheduled due date for such payment.

         Section 4.13 Access to Certain Documentation and Information Regarding the SBA Loans.

         The Servicer shall provide to the Owner Trustee, the Indenture Trustee, the SBA, the FDIC, the OCC, the Federal Reserve, the Office of Thrift Supervision and the supervisory agents and examiners of the foregoing, access to the documentation regarding the SBA Loans required by applicable local, state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

                                    ARTICLE V

                           PAYMENTS TO THE NOTEHOLDERS

         Section 5.01 Establishment of Note Distribution Account; Deposits in Note Distribution Account; Permitted Withdrawals from Note Distribution Account.

         (a) No later than the Closing Date, the Indenture Trustee will establish and maintain with itself in its trust department a trust account, which shall not be interest-bearing, titled "Note Distribution Account, HSBC Bank USA, as Indenture Trustee for the registered holders of BLC Funding Notes" (the " Note Distribution Account"). The Indenture Trustee shall, promptly upon receipt, deposit in the Note Distribution Account and retain therein:

                           (i) the  Available  Funds (net of the amount  then on
                  deposit in the Spread Account);

                           (ii) the proceeds received upon the sale of the Unguaranteed Interests in connection with a Subsequent Sale pursuant to Section 2.11;

                           (iii) amounts transferred from the Spread Account pursuant to Section 5.02(b)(i);

                           (iv) amounts required to be paid by the Servicer pursuant to Section 5.06(e) in connection with losses on investments of amounts in the Accounts; and

                           (v) any payments received from any Hedge Counterparty
                  pursuant to any Hedge Transaction or Hedging Agreements.

         (b) Amounts on deposit in the Note Distribution Account shall be withdrawn on each Remittance Date by the Indenture Trustee, or the Paying Agent, on its behalf, to effect the distribution described in Section 5.07(b) and thereafter by the following parties in no particular order of priority:

                           (i) by the Indenture  Trustee,  to invest  amounts on
                  deposit  in  the  Note   Distribution   Account  in  Permitted
                  Instruments pursuant to Section 5.06;

                           (ii) by the  Indenture  Trustee,  to pay on a monthly
                  basis to the Servicer as additional servicing compensation interest paid and earnings realized on Permitted Instruments;

                           (iii) by the Indenture Trustee, to withdraw any amount not required to be deposited in the Note Distribution Account or deposited therein in error; and

                           (iv) by the Indenture Trustee, to clear and terminate
                  the Note Distribution Account upon the termination of this Agreement in accordance with the terms of Section 10.01 hereof.

         Section 5.02 Establishment of Spread Account; Deposits in Spread Account; Permitted Withdrawals from Spread Account.

         (a) No later than the Closing Date, the Indenture Trustee will establish and maintain with itself in its trust department a trust account, which shall not be interest bearing, titled "Spread Account, HSBC Bank USA, as Indenture Trustee for the registered holders of BLC Funding Notes" (the "Spread Account"). If on any Determination Date the Subordination Percentage is less than the Minimum Subordination Percentage, the Indenture Trustee shall, promptly upon receipt, deposit in the Spread Account the amounts transferred from the Note Distribution Account pursuant to Section 5.07(b)(vi).

         (b) Amounts on deposit in the Spread Account shall be withdrawn by Indenture Trustee for distribution on each Remittance Date in the following order of priority:

                           (i) to deposit in the Note Distribution Account for a
                  principal payment on the Notes in the amount, if any, needed to increase the Subordination Percentage to the Minimum Subordination Percentage; and

                           (ii) During the Revolving  Period, to the extent that
                  the Subordination Percentage equals or exceeds the Minimum Subordination Percentage after giving effect to all required transfers from the Spread Account to the Note Distribution Account on such Remittance Date, the remainder of the amounts on deposit in the Spread Account shall be, by Issuer Request
                  (x) transferred to the Funding Account, (y) transferred to the Note Distribution Account or (z) transferred to the Certificate Account;

and also, in no particular order of priority:

                           (iii) to invest  amounts  on  deposit  in the  Spread
                  Account in Permitted Instruments pursuant to Section 5.06;

                           (iv) to withdraw any amount not required to be deposited in the Spread Account or deposited therein in error; and

                           (v) to clear and  terminate  the Spread  Account upon
                  the termination of this Agreement in accordance with the terms of Section 10.01.

         Section 5.03 Establishment of Expense Account; Deposits in Expense Account; Permitted Withdrawals from Expense Account

         (a) No later than the Closing Date, the Indenture Trustee will establish with itself an account (the "Expense Account"). The Expense Account shall not constitute part of the Trust Fund and is for the benefit of the Indenture Trustee and the Owner Trustee in its individual capacity to pay their fees and expenses related to the Trust. The Indenture Trustee shall deposit into the Expense Account:

                           (i) on each  Remittance  Date  from  the  amounts  on
                  deposit in the Note Distribution Account an amount equal to the fees and expenses of the Indenture Trustee and the Owner Trustee in its individual capacity then due and owing; provided, however, that such amounts shall not exceed $15,000 per annum without the prior written consent of the Servicer and the Administrative Agent; and

                           (ii) upon receipt, amounts required to be paid by the
                  Servicer pursuant to Section 5.06(e) in connection with losses on investments of amounts in the Expense Account.

If, at any time the amount then on deposit in the Expense Accounts shall be insufficient to pay in full the fees and expenses of the Indenture Trustee and the Owner Trustee in its individual capacity then due, the Indenture Trustee and the Owner Trustee in its individual capacity shall make demand on the Seller to pay the amount of such insufficiency, and the Seller shall promptly pay such amount.

         (b) The Indenture Trustee may invest amounts on deposit in the Expense Accounts in Permitted Instruments pursuant to Section 5.06 hereof, and the Indenture Trustee shall withdraw amounts on deposit in the Expense Accounts to:

                           (i) pay the Indenture  Trustee's and Owner  Trustee's
                  (in its individual capacity) fees and expenses as described in
                  Section 2.08 hereof;

                           (ii) pay on a monthly basis to the Servicer as additional servicing compensation interest paid and earnings realized on Permitted Instruments;

                           (iii) withdraw any amounts not required to be deposited in the Expense Accounts or deposited therein in error; and

                           (iv) clear and terminate the Expense Account upon the
                  termination of this Agreement in accordance  with the terms of
                  Section 10.01.

         (c) On the twelfth Remittance Date following the Closing Date, and on each twelfth Remittance Date thereafter, the Indenture Trustee shall determine that all payments required to be made during the prior twelve month period pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above, have been made, and, if all such payments have been made, from the amounts remaining in the Expense Accounts, the Indenture Trustee shall remit to the Servicer as additional servicing compensation any amounts remaining in the Expense Account.

         Section 5.04 Funding Account

         (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain in its trust department a trust account, which shall not be interest-bearing, titled "BLC Funding Trust Funding" (the "Funding Account"). The Funding Account shall constitute part of the Trust Fund. The Indenture Trustee shall, promptly upon receipt, deposit in the Funding Account and retain therein:

                           (i) all  amounts  paid by a Purchaser  in  connection
                  with a Purchase made pursuant to Section 2.2 of the Note Purchase Agreement; and

                           (ii) amounts  transferred from the Note  Distribution
                  Account pursuant to Section 5.07(b)(iv).

         (b) On each Transfer Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Funding Account the amount determined pursuant to Section 2.09(a)(ii) and pay such amount to or upon the order of the Seller with respect to such transfer.

         (c) If on the Termination Date amounts still remain in the Funding Account, the Servicer shall instruct the Indenture Trustee to withdraw from the Funding Account on the immediately following Remittance Date and deposit such amounts in the Note Distribution Account.

         Section 5.05 [Intentionally Omitted]

         Section 5.06 Investment of Accounts.

         (a) So long as no default or Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account held by the Indenture Trustee shall be invested by the Indenture Trustee, as directed in writing by the Servicer, in one or more Permitted Instruments in the name of the Indenture Trustee, bearing interest or sold at a discount. No such investment in any Account shall mature later than the Business Day immediately preceding the next Remittance Date; provided, however, the Indenture Trustee or any affiliate thereof, may be the obligor on any investment which otherwise qualifies as a Permitted Instrument and any investment on which the Indenture Trustee is the obligor may mature on such Remittance Date or date when needed, as the case may be.

         (b) If any amounts are needed for disbursement from any Account held by the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Indenture Trustee shall not be liable for any investment loss or other charge resulting therefrom.

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

         (c) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Indenture Trustee is the obligor thereon).

         (d) The Indenture Trustee shall invest and reinvest funds in the Accounts held by the Indenture Trustee to the fullest extent practicable, in such manner as the Servicer shall from time to time direct in writing, but only in one or more Permitted Instruments.

         (e) All income or other gain from investments in any Account held by the Indenture Trustee shall be deposited in such Account, immediately on receipt, and the Indenture Trustee shall notify the Servicer of any loss resulting from such investments. The Servicer shall remit the amount of any such loss from its own funds, without reimbursement therefor, to the Indenture Trustee for deposit in the Account from which the related funds were withdrawn for investment by the next Determination Date following receipt by the Servicer of such notice.

         Section 5.07 Distributions.

         (a) The rights of the Noteholders, Certificateholders and Hedge Counterparties to receive distributions from the proceeds of the Trust Fund, and all ownership interests of the Certificateholders in such distributions, shall be as set forth in this Agreement.

         (b) By 11:00 A.M. New York time, on each Remittance Date the Indenture Trustee shall withdraw from the Note Distribution Account an amount equal to (A) that portion of the Available Funds received from the Servicer pursuant to
Section 5.01(a)(i), (ii) and (iv), and (B) the amounts deposited therein pursuant to Section 5.02(b)(i), and make distributions thereof in the following order of priority:

                           (i) first, to any Hedge Counterparty under any Hedging Agreement or Hedge Transaction all amounts due other than termination payments;

                           (ii) second,  to the Expense  Account,  the amount of
                  unpaid fees and expenses required to be paid to the Indenture Trustee and the Owner Trustee in its individual capacity;

                           (iii)  third,  to  the  Noteholders,   the  aggregate
                  Interest Distribution Amount, Program Fee, Facility Fee and Breakage Costs due for such Remittance Date;

                           (iv) fourth,  (A) during the Revolving Period, to the
                  Funding Account, the amount, if any, set forth in an Issuer Request and to the Noteholders, as a payment of principal on the Notes, the amount, if any, set forth in an Issuer Request (provided, however, that such amount must be at least equal to $1,000,000 and integral multiples of $100,000 in excess thereof) and (B) during the Amortization Period, to the Noteholders, as a payment of principal on the Notes until the Outstanding Amount of the Notes is reduced to zero;

                           (v) fifth, to any Hedge Counterparty under any Hedging Agreement or Hedge Transaction, all amounts due, if any, as Hedge Breakage Costs;

                           (vi) sixth, if the  Subordination  Percentage is less
                  than the Minimum Subordination Percentage, to the Spread Account until the Subordination Percentage equals the Minimum Subordination Percentage;

                           (vii) seventh, to the Paying Agent under the Trust Agreement, for distribution to the Certificateholders, any excess.

         (c) Notwithstanding the foregoing, in connection with a Subsequent Sale, the Indenture Trustee shall withdraw from the Note Distribution Account the amount received pursuant to Section 2.11 and distribute such amount to the Noteholders.

         (d) All distributions made to the Noteholders will be made on a pro rata basis among the Noteholders of record on the next preceding Record Date based on the Percentage Interest represented by their respective Notes, and shall be made by check or, upon request by a Noteholders, by wire transfer of immediately available funds to the account of such Noteholders at a bank or other entity having appropriate facilities therefor, and, in the case of wire transfers, at the expense of such Noteholder unless such Noteholder shall own of record Notes which have initial principal balances aggregating at least $1,000,000.

         Section 5.08 [Intentionally Omitted].


         Section 5.09 Statements.


         Each month, not later than 12:00 noon New York time on the Determination Date, the Servicer shall deliver to the Administrative Agent and the Indenture Trustee, by telecopy, for distribution to the Noteholders, the receipt and legibility of which shall be confirmed telephonically, with hard copy thereof and the Servicer's Monthly Computer Tape in the form attached hereto as Exhibit L (both in hard copy and in computer tape form) to be delivered on the Business Day following the Determination Date, a certificate signed by a Servicing Officer (a "Servicer's Certificate") stating the date (day, month and year), and, as of the close of business on the Record Date for such month:

                           (i) Available Funds for the related Remittance Date;

                           (ii) The Aggregate Note Principal Balance as reported
                  in the prior Servicer's Certificate pursuant to subclause (xi) below, or, in the case of the first Determination Date, the original Aggregate Note Principal Balance;

                           (iii) The number and  Principal  Balances  of all SBA
                  Loans which were the subject of Principal Prepayments during the Due Period and the number and Principal Balances of all Defaulted Unguaranteed Interests or Charged-Off Unguaranteed Interests purchased or substituted for during the Due Period;

                           (iv) The product of the Unguaranteed Percentage multiplied by all Curtailments which were received during the Due Period;

                           (v)  The  product  of  the  Unguaranteed   Percentage
                  multiplied by all Monthly Payments in respect of principal received during the Due Period;

                           (vi) The aggregate amount of interest received on the
                  Unguaranteed Interest of each SBA Loan net of the FTA's Fee, the Additional Fee and the Servicing Fee attributable to the Unguaranteed Interest;

                           (vii) The delinquency and foreclosure information set
                  forth in the form attached hereto as Exhibit K;

                           (viii) The Interest Distribution Amounts for the Remittance Date;

                           (ix) The amount available in the Spread Account as of
                  the related Record Date and the amount, if any, to be transferred from the Spread Account to the Note Distribution Account pursuant to Section 5.02(b)(i);

                           (x)  The  amount,   if  any,  of   principal   to  be
                  distributed to the Notes on the Remittance Date;

                           (xi) The Aggregate Note Principal Balance after giving effect to the distribution to be made on the Remittance Date;

                           (xii) The  weighted  average  maturity  and  weighted
                  average SBA Loan Interest Rate;

                           (xiii) The Servicing Fees and amounts to be deposited
                  to the Expense Account;

                           (xiv) The amount of all payments  and  reimbursements
                  to the Servicer;

                           (xv) During the Revolving Period, the aggregate Principal Balance of the Unguaranteed Interests in the SBA Loans purchased during the prior Due Period and the amount on deposit in the Funding Account as of the end of such Due Period;

                           (xvi)  The   aggregate   Principal   Balance  of  the
                  Unguaranteed Interests in the SBA Loans removed from the Trust during the prior Due Period;

                           (xvii) The following information for such Determination Date (a) the Portfolio Yield, (b) the Default Ratio and the Average Default Ratio, (c) Net Loss Ratio and the Average Net Loss Ratio, (d) the Portfolio Net Loss Ratio and the Average Portfolio Net Loss Ratio;

                           (xviii)  The  aggregate   Principal  Balance  of  all
                  Eligible Loans and all Ineligible  Loans;

                           (xix) The following information for such Determination Date (a) the Minimum Subordination Percentage,
                  (b) the Subordination Percentage, (c) the amount in the Spread Account over or under the Minimum Subordination Percentage and
                  (d) the amount in the Note Distribution Account over or under the Minimum Subordination Percentage; and

                           (xx) Such other information as the Indenture Trustee,
                  the   Noteholders   and   the    Certificateholders   or   the
                  Administrative Agent may reasonably require.

         The Indenture Trustee shall forward such report to the Noteholders, the Certificateholders, the Owner Trustee and any Hedge Counterparty on the Remittance Date, together with a separate report indicating the amount of funds deposited in the Note Distribution Account pursuant to Section 5.01(a)(iv); and the amounts which are reimbursable to the Servicer or the Seller (all reports prepared by the Indenture Trustee of such withdrawals and deposits will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer).

         To the extent that there are inconsistencies between the telecopy of the Servicer's Certificate and the hard copy thereof, the Indenture Trustee shall be entitled to rely upon the telecopy.

         (a) Upon reasonable advance notice in writing, the Servicer will provide to each Noteholder which is a savings and loan association, bank or insurance company certain reports and access to information and documentation regarding the SBA Loans sufficient to permit such Noteholder to comply with applicable regulations of the Office of Thrift Supervision or other regulatory authorities with respect to investment in the Notes.

         (b) The Servicer, at its expense, shall furnish to each Noteholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Noteholder or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Noteholder may reasonably require. The Administrative Agent shall receive copies of any such reports or information furnished to the Noteholders.

         Section  5.10  Reports of  Foreclosure  and  Abandonment  of  Mortgaged
Property

         Each year the Servicer shall make the reports of foreclosures and abandonment of any Mortgaged Property required by Section 6050J of the Code. Promptly after filing each such report with the Internal Revenue Service, the Servicer shall provide the Indenture Trustee with an Officer's Certificate certifying that such report has been filed.


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


                                   ARTICLE VI

                           GENERAL SERVICING PROCEDURE

         Section 6.01 [Intentionally Omitted].

         Section 6.02 Satisfaction of Mortgages and Collateral and Release of SBA Files.

         The Servicer shall maintain the Fidelity Bond as provided for in Section 4.09 insuring the Servicer against any loss it may sustain with respect to any SBA Loan not satisfied in accordance with the procedures set forth herein.

         Upon the payment in full of any SBA Loan, the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes or the deposit into the Principal and Interest Account of the purchase price of any SBA Loan acquired by the Seller, the Servicer or another Person pursuant to this Agreement, or any other Basic Document, the Servicer will immediately notify the FTA and the Indenture Trustee by a certification in the form of Exhibit I attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 4.03 or the Note Distribution Account pursuant to Section 5.01 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Indenture Trustee's Document File. The Multi-Party Agreement provides for release by FTA of the related SBA
Note in accordance with the terms of the Multi-Party Agreement. Upon receipt of such certification and request, the FTA and the Indenture Trustee shall release, within 3 Business Days, the related Indenture Trustee's Document File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable by the Servicer and shall not be chargeable to the Principal and Interest Account or the Note Distribution Account.

         Subject to the Multi-Party Agreement, from time to time and as appropriate for the servicing or foreclosure of any SBA Loan and the Indenture Trustee shall, upon request of the Servicer and delivery to the Indenture Trustee of a certification in the form of Exhibit I attached hereto signed by a Servicing Officer, release the related Indenture Trustee's Document File to the Servicer within 3 Business Days, and the Indenture Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. The Multi-Party Agreement provides for release by FTA of the related SBA Note in accordance with the terms of the Multi-Party Agreement. The Servicer shall return the Indenture Trustee's Document File to the FTA and the Indenture Trustee when the need therefor by the Servicer no longer exists, unless the SBA Loan has been liquidated and the Unguaranteed Percentage of the Liquidation Proceeds relating to the SBA Loan has been deposited in the Principal and Interest Account and remitted to the Indenture Trustee for deposit in the Note Distribution Account or the SBA File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property or repossession of other Collateral either judicially or non-judicially, and the Servicer has delivered to the Indenture

Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to whom such SBA File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such SBA Loan was liquidated, the servicing receipt relating to such SBA Loan shall be released by the Indenture Trustee to the Servicer.

         The Indenture Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents provided to it necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or other Collateral or to any legal action brought to obtain judgment against any Obligor on the SBA Note or Mortgage or other agreement securing Collateral or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the SBA Note or Mortgage or other agreement securing Collateral or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Indenture Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage or other agreement securing Collateral, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Indenture Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Indenture Trustee by the Servicer or take any other action requested in such request, that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage or other agreement securing Collateral upon the satisfaction thereof and the Indenture Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days of the Indenture Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Indenture Trustee's satisfaction that the related SBA Loan has been paid in full by or on behalf of the Obligor and that such payment has been deposited in the Principal and Interest Account.

         Section 6.03 Servicing Compensation.

         As compensation for its services hereunder, the Servicer shall be entitled to retain from interest payments on the SBA Loans or withdraw from the Principal and Interest Account (to the extent deposited therein) the Servicer's Servicing Fee and the Premium Protection Fee and, in accordance with Section 4.04(b), any accrued but unreimbursed Premium Protection Fees and Servicing Fees. Additional servicing compensation in the form of assumption and other administrative fees, interest paid on funds on deposit in the Principal and Interest Account, interest paid and earnings realized on Permitted Instruments, amounts remitted pursuant to Section 5.03(c) and late payment charges shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Indenture Trustee for deposit in the Note Distribution Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein.

         Section 6.04 Annual Statement as to Compliance.

         The Servicer will deliver to the Indenture Trustee, the SBA and the Administrative Agent on or before March 31 of each year beginning March 31, 2001, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles IV, V, VI and VII, (ii) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default.

         Section 6.05 Annual Independent Public Accountants' Servicing Report.

         On or before September 30 of each year beginning September 30, 2001, the Servicer, at its expense, shall cause one of the "big five" accounting firms, Richard A. Eisner & Company LLP or another accounting firm acceptable to the Administrative Agent to furnish a letter or letters to the Indenture Trustee and the Administrative Agent to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto.

         Section 6.06 SBA's and Indenture Trustee's Right to Examine Servicer Records and Audit Operations.

         The SBA, the Indenture Trustee and the Administrative Agent shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. No amounts payable in respect of the foregoing shall be paid from the Trust Fund.

         Section 6.07 Reports to the Indenture Trustee; Principal and Interest Account Statements.

         Not later than 20 days after each Record Date, the Servicer shall forward to the Indenture Trustee, the Administrative Agent and the SBA a statement, certified by a Servicing Officer, setting forth the status of the Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Principal and Interest Account for each category of deposit specified in Section 4.03, the aggregate of withdrawals from the Principal and Interest Account for each category of withdrawal specified in Section 4.04 and the aggregate amount of permitted withdrawals not made in the related Due Period.

         Section 6.08. Premium Protection Fee and Servicing Fee.

         Pursuant to and in accordance with the policies of the SBA and SBA Form 1086, the Servicer shall retain the Premium Protection Fee and the Servicing Fee for each SBA Loan. Neither the Premium Protection Fee nor the Servicing Fee shall constitute part of the Trust Fund and Noteholders and Certificateholders shall have no interest in, and are not entitled to receive any portion of, either the Premium Protection Fee or the Servicing Fee. If the Seller is replaced as servicer pursuant to any provision of this Agreement, it shall no longer be entitled to the Premium Protection Fee and the Servicing Fee but, instead, the successor servicer shall be entitled thereto.

                                   ARTICLE VII

                       REPORTS TO BE PROVIDED BY SERVICER

         Section 7.01 Financial Statements.

         (a) The Servicer shall furnish to the Administrative Agent (i) promptly, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches) given to or received from its lenders, (ii) immediately, notice of the occurrence of any Event of Default or Servicer Termination Event or of any situation which the Servicer reasonably expects to develop into an Event of Default or Servicer Termination Event, (iii) copies of the Servicer's parent's annual and quarterly financial statements reflecting any public filings made to the Securities and Exchange Commission, provided that any annual Form 10-K filing shall be furnished no later than 90 days after each year-end and any quarterly Form 10-Q filing shall be furnished no later than 45 days after each quarter end, and (iv) annual audited financial statements 90 days after each year-end.

         (b) The Servicer also agrees to make available on a reasonable basis to any Noteholder and the Administrative Agent a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and its parent BLC Financial Services, Inc. and any successor thereto) and to permit any Noteholder and the Administrative Agent to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying such Noteholder and the Administrative Agent that the Servicer has the ability to service the SBA Loans in accordance with this Agreement.

                                  ARTICLE VIII

                                  THE SERVICER

         Section 8.01 Indemnification; Third Party Claims.

         (a) The Servicer agrees to indemnify, defend, and hold the Indenture Trustee (as such and in its individual capacity), the Owner Trustee (as such and in its individual capacity), the SBA and each Noteholder, Certificateholder and any Hedge Counterparty harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Owner Trustee (as such or in its individual capacity) the SBA, and any Noteholder, Certificateholder or Hedge Counterparty may sustain in any way related to the failure of the Servicer to perform its duties and service the SBA Loans in compliance with the terms of this Agreement. Notwithstanding the foregoing subject to any other obligation of the Servicer to the SBA, (i) the Servicer shall not indemnify the Indenture Trustee, the Owner Trustee, the SBA or any Noteholder, Certificateholder or Hedge Counterparty if such acts, omissions or alleged acts constitute fraud, gross negligence, willful misconduct or breach of fiduciary duty by such Person and (ii) the Servicer shall not indemnify any such Person, for any taxes, including without limitation any federal, state or local income or franchise taxes or other taxes, imposed on or measured by income received by such Person (or any interest or penalties with respect thereto or arising from a failure to comply therewith) that are required to be paid by such Person in connection herewith to any taxing authority. The Servicer shall immediately notify the Indenture Trustee, the Owner Trustee and the SBA if a claim is made by any party with respect to this Agreement, and the Servicer shall assume (with the consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any final judgment or decree which may be entered against the Servicer, the Indenture Trustee, the Owner Trustee (as such or in its individual capacity), the SBA, and/or a Noteholder, Certificateholder and any Hedge Counterparty in respect of such claim.

         (b) The Seller agrees to indemnify, defend, and hold the Indenture Trustee (as such an in its individual capacity), the Owner Trustee (as such and in its individual capacity), the SBA and each Noteholder, Certificateholder and any Hedge Counterparty harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Owner Trustee (as such or in its individual capacity), the SBA and any Noteholder, Certificateholder or Hedge Counterparty may sustain in any way related to the failure of the Seller to perform its duties in compliance with the terms of this Agreement and in the best interests of the SBA, the Noteholders, the Certificateholders and any Hedge Counterparty. Notwithstanding the foregoing subject to any other obligation of the Servicer to the SBA, (i) the Seller shall not indemnify the Indenture Trustee, the Owner Trustee, the SBA or any Noteholder, Certificateholder or Hedge Counterparty if such acts, omissions or alleged acts constitute fraud, gross negligence, willful misconduct or breach of fiduciary duty by such Person,
(ii) the Seller shall not indemnify any such Person as to any losses resulting from the credit risk of the Obligors of the SBA Loans, including without limitation losses incurred as a result of a Defaulted Unguaranteed Interest and

(iii) the Seller shall not indemnify any such Person, any taxes, including without limitation any federal, state or local income or franchise taxes or other tax imposed on or measured by income received by such Person (or any interest or penalties with respect thereto or arising from a failure to comply therewith) that are required to be paid by such Person in connection herewith to any taxing authority. The Seller shall immediately notify the Indenture Trustee, the Owner Trustee and the SBA, if a claim is made by a third party with respect to this Agreement, and the Seller shall assume (with the consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any final judgment or decree which may be entered against the Servicer, the Seller, the Indenture Trustee, the Owner Trustee (as such or in its individual capacity), the SBA and/or a Noteholder, Certificateholder or Hedge Counterparty in respect of such claim.

         Section 8.02 Merger or Consolidation of the Servicer.

         The Servicer will keep in full effect its existence, rights and franchises as a corporation, bank or association and if required by applicable law will obtain and preserve its qualification to do business as a foreign
entity,   in  each   jurisdiction   necessary   to  protect  the   validity  and
enforceability of this Agreement or any of the SBA Loans and to perform its duties under this Agreement.

         Any Person into which the Servicer may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to all or substantially all of the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000 and shall be an approved SBA guaranteed lender in good standing, operating pursuant to an effective Loan Guaranty Agreement, and shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding except as may be otherwise required by the SBA Rules and Regulations and the Multi-Party Agreement. The Servicer shall send notice of any such merger, consolidation, conversion, or succession to the Indenture Trustee, the Owner Trustee, the Administrative Agent and the SBA.

         Section 8.03. Limitation on Liability of the Servicer and Others.

         The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities or persons respecting any matters arising hereunder. Subject to the terms of Section 8.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the SBA Loans in accordance with this Agreement.

         Section 8.04. Servicer Not to Resign.

         The Servicer shall not assign this Agreement nor resign from the obligations and duties hereby imposed on it except (i) by mutual consent of the Servicer, the SBA, the Indenture Trustee and the Majority Noteholders and the

Administrative Agent, or (ii) in connection with a merger, conversion or consolidation permitted pursuant to Section 8.02 and with the prior written consent of the SBA and the Administrative Agent (in which case the Person resulting from the merger, conversion or consolidation shall be the successor of the Servicer), or (iii) in connection with an assignment permitted pursuant to
Section 8.02 and with the consent of the SBA and the Administrative Agent (in which case the Assignee shall be the successor of the Servicer), or (iv) upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law or administrative determination and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Indenture Trustee, the SBA and the Administrative Agent, which Opinion of Counsel shall be in form and substance acceptable to the Indenture Trustee, the Administrative Agent and the SBA. No such resignation shall become effective until a successor approved in writing by the SBA has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 9.02.

                                   ARTICLE IX

                              SERVICER TERMINATION

         Section 9.01 Servicer Termination Events.

         (a) In case one or more of the following events (each a "Servicer Termination Event") by the Servicer shall occur and be continuing, that is to say:

                           (i) (A)  the  failure  by the  Servicer  to make  any
                  required Servicing Advance, to the extent such failure materially and adversely affects the interests of the Noteholders; or (B) any failure by the Servicer to remit to Noteholders and Hedge Counterparties, or to the Indenture Trustee for the benefit of the Noteholders, or to the Owner Trustee for the benefit of the Certificateholders, any payment required to be made under the terms of the Basic Documents which continues unremedied for one Business Day after such payment was required to be made; or

                           (ii)  failure by the  Servicer  or the Seller duly to
                  observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer or the Seller as set forth in the Basic Documents, which failure continues unremedied for a period of 30 days (if such failure can be remedied) after the earlier to occur of (A) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer or the Seller, as the case may be, by the Indenture Trustee or to the Servicer, or the Seller, as the case may be, and the Indenture Trustee by any Noteholder, Certificateholder or Hedge Counterparty or (B) the date a Responsible Officer of the Servicer receives actual knowledge of such failure; or

                           (iii) a  decree  or order  of a court  or  agency  or
                  supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

                           (iv) the Servicer shall consent to the appointment of
                  a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

                           (v) the Servicer shall admit in writing its inability
                  to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                           (vi)  without  the  prior  written   consent  of  the
                  Administrative Agent, which consent shall not be unreasonably withheld, the Servicer agrees or consents to, or otherwise permits to occur, any amendment, modification, change, supplement or recision of or to the Servicer or the Credit and Collection Policy, in whole or in part, in any manner that could have a material adverse effect on the SBA Loans;
                  provided that the consent of the Administrative Agent shall not be required if any such amendment, modification, change, supplement or recision was mandated by the Servicer's regulators including, but not limited to, the SBA; or

                           (vii) without the prior written consent of the Administrative Agent, a Change in Control occurs with respect to the Servicer; or

                           (viii) the Servicer  fails to maintain an active Loan
                  Guaranty Agreement with the SBA; or

                           (ix) the Servicer fails to provide an estimate of the
                  unrecoverable portion of any SBA Loan that is 180 days or greater past due and reserve against that estimated portion of the SBA Loan consistent with the Servicer's historical recovery rate and/or the Credit and Collection Policy;

Notwithstanding the foregoing, a delay in or the failure of performance referred to in Section 9.01(a)(i), (ii) or (ix) for a period of three (3) Business Days, in each case in addition to any grace period specified in such sections, shall not constitute a Servicer Termination Event if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightening, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns or floods. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement.

                  (b)  then,  and in each  and  every  such  case,  so long as a
Servicer Termination Event shall not have been remedied, the Majority Noteholders, by notice in writing to the Servicer (except with respect to (iii),
(iv) and (v) for which no notice is required) may, in addition to whatever rights such Noteholders may have at law or equity including damages, injunctive relief and specific performance, in each case, with the consent of the SBA (which may be withheld in its sole discretion) terminate all the rights and obligations of the Servicer under this Agreement and in and to the SBA Loans and the proceeds thereof, as Servicer. Upon such receipt by the Servicer of a written notice from the Majority Noteholders (accompanied by the consent of the
SBA) stating that they or it intend to terminate the Servicer as a result of such Servicer Termination Event, all authority and power of the Servicer under this Agreement, whether with respect to the SBA Loans or otherwise, shall, subject to Section 9.02 and the Multi-Party Agreement, pass to and be vested in the Indenture Trustee and the Indenture Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the SBA Loans and related documents. The Servicer agrees to cooperate with the Indenture Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Indenture Trustee for administration by it of all amounts which shall at the time be credited by the Servicer to each Principal and Interest Account or thereafter received with respect to the SBA Loans. The Indenture Trustee shall provide written notice to the SBA of any Servicer Termination Event of which a Responsible Officer of the Indenture Trustee has knowledge and any actual termination of the Servicer hereunder.

         Section 9.02 Indenture Trustee to Act; Appointment of Successor

         On and after the time of the Servicer's termination, or the Servicer's receipt of notice if required by Section 9.01, or at any time if the Indenture Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 8.04 or the Servicer is removed as Servicer pursuant to this Article IX, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the Indenture Trustee shall not be liable for any actions of any Servicer prior to it, and that the Indenture Trustee shall not be obligated to make advances or payments pursuant to Sections 4.03, 4.10 or 5.03 but only to the extent the Indenture Trustee determines reasonably and in good faith that such advances would not be recoverable, such determination to be evidenced with respect to each such advance by a certification of a Responsible Officer of the Indenture Trustee. As compensation therefor, the Indenture Trustee shall be entitled to all funds relating to the SBA Loans which the Servicer would have been entitled to receive from the Principal and Interest Account pursuant to Section 4.04 if the Servicer had continued to act as Servicer hereunder, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 5.01 and 5.03 and shall be shall be entitled to the Servicing Fee and the Premium Protection Fee.

         Notwithstanding the above, the Indenture Trustee shall, if it is unable to so act or if the SBA requests in writing to the Indenture Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established servicing institution acceptable to the SBA including but not limited to the SBA and, except for the SBA, satisfactory to the Administrative Agent, that has a net worth of not less than $50,000,000, and which is an approved SBA guaranteed lender in good standing, operating pursuant to an effective Loan Guaranty Agreement, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor servicer. As compensation, any successor servicer (including, without limitation, the Indenture Trustee) so appointed shall be entitled to receive all funds relating to the SBA Loans which the Servicer would have been entitled to receive from the Principal and Interest Account pursuant to Section 4.04 if the Servicer had continued to act as Servicer hereunder, together with any other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 6.03 and shall be entitled to the Servicing Fee and the Premium Protection Fee. In the event the Indenture Trustee is required to solicit bids as provided herein, the Indenture Trustee shall solicit, by public announcement, bids from banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the aggregate Servicing Fees and Premium Protection Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee as a Servicing Fee to the SBA at the time of such sale, transfer and assignment to the Servicer's successor. The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the Principal and Interest Account or Spread Account by the Servicer or which are thereafter received with respect to the SBA Loans. Neither the Indenture Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to the SBA and each Noteholder and Certificateholder and the Indenture Trustee, the SBA and the Administrative Agent shall have consented thereto. The Indenture Trustee shall not resign as servicer until a successor servicer acceptable to the SBA and the Administrative Agent has been appointed.

         Pending appointment of a successor to the Servicer hereunder, the Indenture Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor out of payments on SBA Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to
Section 6.03 or otherwise as provided in this Agreement. The Servicer, the Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

         Section 9.03. Waiver of Defaults.

         The SBA may, or the Majority Noteholders may, on behalf of all the Noteholders Certificateholders and any Hedge Counterparty and subject to the consent of the SBA, which consent may not be unreasonably withheld, waive any events permitting removal of the Servicer pursuant to this Article IX; provided, however, that the Majority Noteholders or the SBA may not waive a default in making a required distribution on a Note without the consent of the holder of such Note. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

         Section 9.04. Control by Majority Noteholders.


         The SBA may, or the Majority Noteholders with the consent of the SBA may, direct the time, method and place of conducting any proceeding relating to the Trust or the Notes or for any remedy available to the Indenture Trustee or the Owner Trustee with respect to the Trust or exercising any trust or power conferred on the Indenture Trustee or the Owner Trustee with respect to the Trust provided that:

                           (i) such direction  shall not be in conflict with any
                  rule of law or with this Agreement;

                           (ii) the  Indenture  Trustee shall have been provided
                  with indemnity satisfactory to it; and

                           (iii) the Indenture  Trustee or the Owner Trustee may
                  take any other action deemed proper by the Indenture Trustee or the Owner Trustee which is not inconsistent with such direction; provided, however, that the Indenture Trustee or the Owner Trustee, as the case may be, need not take any action which it determines might be unlawful, violate the Trust Agreement, or involve it in personal liability or may be unjustly prejudicial to the Holders not so directing.

                                    ARTICLE X

                                   TERMINATION

         Section 10.01. Termination.

         This Agreement shall terminate upon notice to the Indenture Trustee of the earlier of the following events: (a) the final payment on or the disposition or other liquidation by the Trust of the last SBA Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any SBA Loan and the remittance of all funds due thereunder, or (b) mutual written consent of the Servicer and the Administrative Agent.

         The Servicer may, at its option, terminate this Agreement on any date (the "Optional Termination Date") on which the aggregate Principal Balance of the Unguaranteed Interests is less than 10% of the Facility Limit by purchasing, on the next succeeding Remittance Date, all of the Unguaranteed Interests in the SBA Loans and Foreclosed Properties at a price equal to the sum of (i) 100% of the then outstanding and Aggregate Note Principal Balance, (ii) the Interest Distribution Amount, (iii) the Program Fee, (iv) any Breakage Costs and (v) any amounts owed to any Hedge Counterparty under any Hedging Agreement or Hedge Transaction (including Hedge Breakage Costs) (the "Termination Price").

         Notice of any termination, specifying the Remittance Date upon which the Trust Fund will terminate and that the Noteholders shall surrender their Notes to the Indenture Trustee for payment of the final distribution and cancellation shall be given promptly by the Servicer by letter to Noteholders and the Administrative Agent mailed during the month of such final distribution before the Determination Date in such month, specifying (i) the Remittance Date upon which final payment of the Notes will be made upon presentation and surrender of Notes at the office of the Indenture Trustee therein designated,
(ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office of the Indenture Trustee therein specified. The Servicer shall give such notice to the Indenture Trustee and the SBA at the time such notice is given to Noteholders. Any obligation of the Servicer to pay amounts due to the Indenture Trustee shall survive the termination of this Agreement.

         Section 10.02. Accounting Upon Termination of Servicer

         Upon termination of the Servicer under Article IX hereof, the Servicer shall:

         (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee the funds in any Principal and Interest Account;

         (b) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee all SBA Files and related documents and statements held by it hereunder and an SBA Loan portfolio computer diskette;

         (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee and to the Administrative Agent a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the SBA Loans; and

         (d) execute and deliver such instruments, consents or other documents and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the SBA Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         Section 11.01 Acts of Noteholders.

         Except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders agree to take such action or give such consent or approval.

         Section 11.02 Amendment.

         (a) This Agreement may be amended from time to time by the Servicer and the Trust with the consent of the Indenture Trustee, the SBA and the Administrative Agent, without notice to or consent of the Noteholders, Certificateholders or any Hedge Counterparty, to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and the SBA, adversely affect the interests of any Noteholder, Certificateholder or any Hedge Counterparty or any other party and further provided that no such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts received on SBA Loans which are required to be distributed on any Note or Certificate without the consent of the Holder of such Note or Certificate, or change the rights or obligations of any other party hereto or any Hedge Counterparty without the consent of such party.

         (b) This Agreement may be amended from time to time by the Servicer and the Trust with the consent of the Indenture Trustee, the SBA and the Administrative Agent, and the consent of the Majority Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, any amounts which are required to be distributed on any Note without the consent of the Holder of such Note or reduce the percentage of Holders which are required to consent to any such amendment without the consent of the Holders of 100% of the Notes and Certificates affected thereby.

         Section 11.03. Recordation of Agreement.

         To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Noteholders' expense on direction of the Majority Noteholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the SBA Loans.

         Section 11.04. Duration of Agreement.

         This Agreement shall continue in existence and effect until terminated as herein provided.

         SECTION 11.05. GOVERNING LAW.

         EXCEPT TO THE EXTENT INCONSISTENT WITH FEDERAL LAW, IN WHICH CASE FEDERAL LAW WILL GOVERN, THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         Section 11.06. Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Servicer and the Seller, Business Loan Center, Inc., 645 Madison Avenue, New York, New York 10022, Attention: Robert Tannenhauser, or such other addresses as may hereafter be furnished to the Noteholders in writing by the Seller and the Servicer, (ii) in the case of the Indenture Trustee, HSBC Bank USA, 140 Broadway, New York, New York 10005, 12th Floor, Attention: Corporate Trust Department, (iii) in the case of the Owner Trustee, First Union Trust Company, National Association, One Rodney Square, 920 King Street, Wilmington, Delaware 19801, Attention Corporate Trust Administration (iv) in the case of the Noteholders, as set forth in the Note Register, (v) in the case of the SBA, the United States Small Business Administration, 409 Third Street, S.W., Washington, D.C. 20416, Attention: Associate Administrator for Financial Assistance and (vi) in the case of the Administrative Agent, to First Union Securities, Inc., One First Union Center, TW9, Charlotte, North Carolina 28288, Attention: Conduit Administration. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Noteholders shall be effective upon mailing or personal delivery.

         Section 11.07. Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

         Section 11.08. No Partnership.

         Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Noteholders.

         Section 11.09. Counterparts.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

         Section 11.10. Successors and Assigns.

         This Agreement shall inure to the benefit of and be binding upon the Seller and the Servicer, the Indenture Trustee and the Noteholders and their respective successors and assigns.

         Section 11.11. Headings.

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         Section 11.12. Notification to Administrative Agent.

         The Indenture Trustee shall give prompt notice to the Administrative Agent of the occurrence of any of the following events of which it has received notice: (1) any modification or amendment to this Agreement, (2) any change of the Indenture Trustee, the Servicer or Paying Agent, (3) any Event of Default or Servicer Termination Event, and (4) the final payment of all the Notes. The Servicer shall promptly deliver to the Administrative Agent a copy of each of the Servicer's Certificates.

         Section 11.13 Inconsistencies.

         If any provision of this Agreement is inconsistent with any provision in the Multi-Party Agreement, the provision of the Multi-Party Agreement shall control.

         Section 11.14 Limitation of Liability.

         Notwithstanding any other provision herein or elsewhere, this Agreement has been executed and delivered by First Union Trust Company, National Association (the "Trust Company"), not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust, in no event shall the Trust Company or the Owner Trustee have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other Basic Document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other Basic Document, the

Owner Trustee and the Trust Company shall be entitled to the benefits of the Trust Agreement.

                     [remainder of page intentionally blank]

         IN WITNESS WHEREOF, the Seller, the Servicer and the Trust have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                     BUSINESS LOAN CENTER, INC.
                                        as Seller and Servicer


                                     By:      ________________________________
                                              Name:
                                              Title:




                                      BLC FUNDING TRUST,

                                      By:      First Union Trust Company,
                                               National Association, not in its
                                               individual capacity but solely as
                                               Owner Trustee on behalf of the
                                               Trust



                                      By:      ________________________________
                                               Name:
                                               Title:

                                        Accepted and Agreed to:

                                        HSBC BANK USA, not in its individual
                                        capacity, but solely as Indenture
                                        Trustee



                                        By:___________________________________
                                           Name:
                                           Title:

STATE OF ____________  )
         : ss.:
COUNTY OF ____________ )


                  On the ___th day of December, 1999 before me, a Notary Public in and for said State, personally appeared __________________ known to me to be an officer of First Union Trust Company, National Association, the trust company that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such banking corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                         _______________________________________
                                         Notary Public

                                         My Commission expires__________________

STATE OF __________ )
         : ss.:
COUNTY OF ________ )



                  On the ____th day of December, 1999 before me, a Notary Public in and for the State of ________, personally appeared ______________ known to me to be the ________________________ of Business Loan Center, Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                        ________________________________________
                                        Notary Public

                                        My Commission expires___________________

                                    EXHIBIT A

                              CONTENTS OF SBA FILE

         With respect to each SBA Loan, the SBA File shall include a copy of any of the following items delivered to the Indenture Trustee or, with respect to 1 below, the FTA:

         1. The original SBA Note, endorsed by means of an allonge as follows: "Pay to the order of First Union Trust Company, National Association, and its successors and assigns, not in its individual capacity but solely as Owner Trustee under that certain Trust Agreement dated as of November 1, 1999 for the benefit of the Certificateholders and the United States Small Business Administration, as their respective interests may appear, without recourse" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer, with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Seller, if the Seller was not the originator (such allonge shall bear a legend stating "HSBC Bank USA, as Indenture Trustee, has a security interest in the Unguaranteed Interest in this Note";

         2. With respect to those SBA Loans secured by Mortgaged Properties, either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording until such time as the original is returned by the public recording office or duly licensed title or escrow officer or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

         3. With respect to those SBA Loans secured by Mortgaged Properties, either: (i) the original Assignment of Mortgage from the Seller endorsed as follows: "HSBC Bank USA, ("Assignee") its successors and assigns, as Indenture Trustee under the Indenture dated as of November 1, 1999 relating to BLC Funding Trust, subject to Multi-Party Agreement dated as of November 1, 1999" with evidence of recording thereon (provided, however, that where permitted under the laws of the jurisdiction wherein the Mortgaged Property is located, the Assignment of Mortgage may be effected by one or more blanket assignments for SBA Loans secured by Mortgaged Properties located in the same county), or (ii) a copy of such Assignment of Mortgage certified as a true copy by a Responsible Officer of the Seller where the original has been transmitted for recording (provided, however, that where the original Assignment of Mortgage is not being delivered to the Indenture Trustee, each such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage relating to the Mortgages originated by the Seller);

         4. With respect to those SBA Loans secured by Mortgaged Properties, either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the Seller, including warehousing assignments, with evidence of recording thereon if such assignments were recorded, (ii) copies of any assignments certified as true copies by a Responsible Officer of the Seller where the originals have been submitted for recording until such time as the originals are returned by the public recording officer, or (iii) copies of any assignments certified by the public recording office in any instances where the original recorded assignments have been lost;

         5. With respect to those SBA Loans secured by Mortgaged Properties, either: (i) originals of all title insurance policies relating to the Mortgaged Properties to the extent the Seller obtained such policies or (ii) copies of any title insurance policies or other evidence of lien position, including but not limited to Policy Insurance Record Title ("PIRT") policies, limited liability reports and lot book reports, to the extent the Seller obtains such policies or other evidence of lien position, certified as true by the Seller;

         6. With respect to these SBA Loans secured by other items of Collateral, the original or certified copy of all filed UCC financing statements securing such Collateral naming the Seller as "Secured Party;"

         7. For all SBA Loans, blanket assignment of all Collateral securing the SBA Loan, including without limitation, all rights under applicable guarantees and insurance policies;

         8. For all SBA Loans, irrevocable power of attorney of the Seller to the Indenture Trustee to execute, deliver, file or record and otherwise deal with the Collateral for the SBA Loans in accordance with the Agreement. The power of attorney will be delegable by the Indenture Trustee to the Servicer and any successor servicer and will permit the Indenture Trustee or its delegate to prepare, execute and file or record UCC financing statements and notices to insurers; and

         9. For all SBA Loans, blanket UCC-1 financing statements identifying by type all Collateral for the SBA Loans in the SBA Loan Pool and naming the Indenture Trustee as Secured Party and the Seller as the Debtor. The UCC-1 financing statements will be filed promptly following the Closing Date in New York and will be in the nature of protective notice filings rather than a true financing statement.

                                    EXHIBIT B

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT C

                 PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT

                                     (date)


                  To:


                           (the "Depository")


                  As "Servicer" under the Sale and Servicing Agreement, dated as of November 1, 1999, relating to the BLC Funding Trust Notes (the "Agreement"), we hereby authorize and request you to establish an account, as a Principal and Interest Account pursuant to Section 4.03 of the Agreement, to be designated as "Business Loan Center, Inc., as Servicer, in trust for the registered holders of BLC Funding Trust Notes." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.



                                          BUSINESS LOAN CENTER, INC.


                                          By:___________________________________
                                          Name:
                                          Title:

                  The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number _____________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The amounts deposited at any time in the account will be insured to the maximum amount provided by applicable law by the Federal Deposit Insurance Corporation.



                                                    ____________________________
                                                    (Name of Depository)


                                                     By:________________________
                                                        Name:
                                                        Title:

                                    EXHIBIT D


                             [Intentionally Omitted]

                                    EXHIBIT E

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT F

                          FORM OF INITIAL CERTIFICATION

                ____________,

[Seller]

[Servicer]


                  Re:      Sale and Servicing Agreement BLC
                           Funding Trust Notes, dated
                           as of November 1, 1999 between BLC
                           Funding Trust and Business
                           Loan Center Inc., as Seller and Servicer

Gentlemen:

                  In accordance with Section 2.05 of the above-captioned Sale and Servicing Agreement (the "Agreement"), the undersigned, as Indenture Trustee, hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it has received each of the documents required to be delivered to it pursuant to Section 2.04 of the Agreement (other than the original SBA Notes relating to the SBA Loans, which are to be delivered to the FTA, for which the Indenture Trustee has received an acknowledgement of receipt from the FTA) with respect to each SBA Loan listed in the SBA Loan Schedule and the documents contained therein appear to bear original signatures. Capitalized but undefined terms have the meanings set forth in the Sale and Servicing Agreement.

                  The Indenture  Trustee has made no independent  examination of
any  such   documents   beyond  the   review   specifically   required   in  the
above-referenced Sale and Servicing Agreement.

                  The Indenture Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the SBA Loans identified on the SBA Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such SBA Loan.


                                       HSBC BANK USA,
                                       as Indenture Trustee


                                       By:______________________________
                                          Name:
                                          Title: Assistant Vice President

                                   EXHIBIT F-1

                           FORM OF FINAL CERTIFICATION

                                                                        [date]

[Servicer]

[Seller]

         Re: Sale and Servicing Agreement dated as of November 1, 1999 between BLC Funding Trust and Business Loan Center, Inc., as Seller and Servicer, relating to BLC Funding Trust Notes
               _________________________________________________________________


Gentlemen:

                  In accordance with Section 2.05 of the above-captioned Sale and Servicing Agreement, the undersigned, as Indenture Trustee, hereby certifies that, except as noted on the attachment hereto, as to each SBA Loan listed in the SBA Loan Schedule (other than any SBA Loan paid in full or listed on the attachment hereto) it has reviewed the documents delivered to it pursuant to
Section 2.04 of the Sale and Servicing Agreement and has determined that (i) all such documents are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such SBA Loan and (iii) based on its examination, and only as to the foregoing documents, the information set forth in the SBA Loan Schedule respecting such SBA Loan is correct. The Indenture Trustee has made no independent examination or inquiry of such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement.

                  The Indenture Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any such documents contained in each or any of the SBA Loans  identified on the SBA Loan  Schedule,
(ii) the collectibility, insurability, effectiveness or suitability of any such SBA Loan, or (iii) the compliance by such documents with statutory or regulatory guidelines.


                                         HSBC BANK USA,
                                         as Indenture Trustee

                                         By:____________________________________
                                         Name:
                                         Title: Assistant Vice President





                                      F-1-1

                                    EXHIBIT G

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT H

                                SBA LOAN SCHEDULE

                             [TO BE PROVIDED BY BLC]

                                    EXHIBIT I

                        REQUEST FOR RELEASE OF DOCUMENTS



To:      HSBC Bank USA
         Corporate Trust Administration
         140 Broadway, 12th Floor
         New York, New York 10005-1180


                  Re: Sale and Servicing Agreement relating to BLC Funding Trust Notes, dated as of November 1, 1999

                  In connection with the administration of the pool of SBA Loans held by you, we request the release, and acknowledge receipt, of the (Indenture Trustee's SBA File/[specify document]) for the SBA Loan described below, for the reason indicated.

Obligor's Name, Address & Zip Code:


Loan Number:


Reason for Requesting Documents (check one)

____ 1.           SBA Loan Paid in Full
                           (Servicer hereby certifies that all amounts
                           received in connection therewith will be credited to the Principal and Interest Account and will be remitted to the Indenture Trustee for deposit into the Note Distribution Account pursuant to the Sale and Servicing Agreement upon receipt of funds from an attorney's escrow account or a title insurance company account.)

____ 2.           SBA Loan Liquidated
                           (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation will be received and credited to the Principal and Interest Account and will be remitted to the Indenture Trustee for deposit into the Note Distribution Account pursuant to the Sale and Servicing Agreement upon receipt of funds from an attorney's escrow account or a title insurance company account.)

____ 3.           SBA Loan in Foreclosure

_____4.           SBA Loan Repurchased Pursuant to Section 10.01
                           of the Sale and Servicing Agreement.

_____5. SBA Loan Repurchased or Substituted Pursuant to Article II or III of the Sale and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the Principal and Interest Account and/or remitted to the Indenture Trustee for deposit into the Note Distribution Account pursuant to the Sale and Servicing Agreement.)

____6. Collateral Being Released Pursuant to Section 4.01(f) of the Sale and Servicing Agreement.

____ 7.           SBA Loan Collateral being substituted or subordinated.

                  If box 1 or 2 above is checked, and if all or part of the Indenture Trustee's Document File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified SBA Loan.

                  If box 3, 4, 5, 6 or 7 above is checked, upon our return of all of the above documents to you, please acknowledge your receipt by signing in the space indicated below, and returning this form.

                                             BUSINESS LOAN CENTER, INC.,
                                             As Servicer



                                             By:____________________________
                                             Name:
                                             Date:

Documents returned to Indenture Trustee:

         HSBC Bank USA
         Indenture Trustee


By:
Date:

                                    EXHIBIT J

                           FORM OF LIQUIDATION REPORT

Customer Name:
Account number:
Original Principal Balance:

1.       Unguaranteed Percentage of Liquidation Proceeds

                  Principal Prepayment                         $________
                  Property Sale Proceeds                        ________
                  Insurance Proceeds                            ________
                  Other (Itemize)                               ________

2.       Servicing Advances                                    $________

3.       Net Liquidation Proceeds $_______ (Line 1 minus Line 2)

4.       Principal Balance of the SBA
           Loan on date of liquidation                         $_______

5.       Realized (Loss) or Gain                               $_______
          (Line 3 minus Line 4)

                                    EXHIBIT K

                           FORM OF DELINQUENCY REPORT


                    DELINQUENCY AND FORECLOSURE INFORMATION



                                                      Total
          Ranges                       Total Gross    Unguaranteed
Series    (in days)          Acct      Loan Amount    Interest Amount  Ungtd Pct
________________________________________________________________________________
          1 TO 30 Days
          31 TO 60 Days
          61 TO 90 Days
          91 TO 180 Days
          181 to 360 Days
          361 and Over
          Forclosure
          REO Property
          Total Delinquency
          Outstanding by
          Category

                                    EXHIBIT L

                     SERVICER'S MONTHLY COMPUTER TAPE FORMAT

               The computer tape to be delivered to the Indenture Trustee pursuant to Section 5.09 shall contain the following information for each SBA Loan as of the related Record Date:

               1. Name of the Obligor, address of the Mortgaged Property, if applicable, and Account Number.

               2.      The SBA Loan Interest Rate.

               3.      The Monthly Payment.

               4. The dates on which the payments were received for the applicable Due Period and the amount of such payments segregated into the following categories; (a) total interest received (including Servicing Fee, interest payable to the holder of the Guaranteed Interest, the Premium Protection Fee, the FTA's Fee and if applicable, the Additional Fee); (b) interest payable to the holder of the Guaranteed Interest and FTA's Fee; (c) principal received; (d) Curtailments received; and (e) Principal Prepayments received.

               5. The SBA Loan principal balance at the beginning and end of the period.

               6.      The SBA Loan date and original term to maturity.

               7. A "Delinquency Flag" noting that the SBA Loan is current or delinquent. If delinquent, state the date on which the last payment was received.

               8. For any SBA Loan that is not a Charged-Off SBA Loan or otherwise determined to be uncollectible, a "Foreclosure Flag" noting that the SBA Loan is the subject of foreclosure proceedings.

               9. For any SBA Loan that is not a Charged-Off SBA Loan or otherwise determined to be uncollectible, an "REO Flag" noting that the Mortgaged Property or Repossessed Collateral has been acquired.

               10. A "Liquidated SBA Loan Flag" noting that the SBA Loan is a Liquidated SBA Loan and the Net Liquidation Proceeds received in connection therewith.

               11. Any additional information reasonably requested by the Indenture Trustee.

BUSINESS LOAN CENTER, INC.
SERVICER'S AGREEMENT


Determination Date
Reporting Date
Payment Date


In accordance with Section 5.09 of the Sale and Servicing Agreement dated as of October 1, 1999, Business Loan Center, Inc. reports the following information pertaining to VFCC

Facility Balance


       Beginning Balance                                                        0
       New Advance Purchases                                                    0
       Principal Paydowns                                                       0
       Collection Period Ending Balance                                         0



Yield Calculation
       Days:   From:     To:         Rate        Days                Balance      Interest


               0/0/00     0/0/00                0     #Value!                   0        #Value!
               0/0/00     0/0/00                0     #Value!                   0        #Value!
               0/0/00     0/0/00                0     #Value!                   0        #Value!
               0/0/00     0/0/00                0     #Value!                   0        #Value!
               0/0/00     0/0/00                0     #Value!                   0        #Value!



                                                                      Total:              #Value!
                                                                      COF Adjustment:               0
                                                                      Total:              #Value!

Pool Balance

Principal - Recap of Servicer's Activity

     A.  Prior Collection Period Ending Balance                                                     0
          New Pool Advance Purchases:                                                               0
          Principal Payments Collected:                                                             0

     B.  Prepayments (term loans)
          No. of loans                                                                              0
          Dollar Amount                                                                             0

     C.  Early Amortization
          No. of loans                                                                              0
          Dollar Amount                                                                             0

     D.  Current Collection Period Ending Balance                                                   0

Interest

     Interest Payments for the Current Collection Period                                            0

Servicer Advances

     A.  Due to Projected Billing Shortfall                                                         0

     B.  Due to Delinquent Payments Advances                                                        0

     C.  Other Advances                                                                             0

     Total Services Advances:                                                                       0

                                      L-3

ACCOUNT ACTIVITY

                                                  Principal          Interest
                                                  Collection         Collection
                                                  Account            Account
                                                  No. 000000000      No.00000000

Beginning Balance
Deposit of Collections and Other Amounts
Collections during the Collections Period


I    scheduled payments                           0                        0
II   recoveries on defaulted loans                0                        0
III  unscheduled principal payments               0                        0
IV   prepayments                                  0                        0
V    casualty prepayments                         0                        0
VI   servicer advances                            0                        0
VII  additional amounts - transfer from (to)      0                        0

Less:Excluded Amounts (taxes, late fees, etc.)    0                        0
Less:Advance Payments purchased during
     Collection Period                            0                        0
Less:Principal paydowns to purchase facility      0                        0
Add: Proceeds from the sale of assets (residuals) 0                        0
Add: Advance Payments received in prior periods
     due in current period                        0                        0
Add: Investment earnings (Interest on intra-
     month account balances)                      0                        0

     Sum of Principal and Interest accounts       0                        0
     Sum of Month's activity

Amount available for Distribution

                         Total in all accounts                             0



EARLY AMORTIZATION REPORT                                 Report Date 10/25/1999


     Eligible Loans
     --------------
I.   Aggregate Outstanding Loan Balance, beg. of
     Collection Period                                                     0
II.  Collections                                                           0
III. Delinquent Loans                                                      0
IV.  Charged-Off Loans                                                     0
V.   Aggregate Outstanding Loan Balance, end of                       __________
     Collection Period                                                     0
                                                                      __________
VI.  Number of Loans in Pool, end of Collection Period                     0

      Default Ratio
     -------------
I.   Aggregate Principal balance of Defaulted
     Unguaranteed Interests for Due Period                                 0
II.  Aggregate Principal balance of all Unguaranteed
     Interests for Due Period                                              0
III. I/II = Default Ratio
IV.  Default Ratio for prior Due Period                                    0
V.   Default Ratio for month before prior Due Period                       0
VI.  Average Default Ratio must be less than
     or equal to 4.0%                                                      0

     Net Loss Ratio
     ----------------
I.   Aggregate Principal balance of Charged-Off
     Unguaranteed Interests for Due Period                                 0
II.  Aggregate Principal balance of all Unguaranteed
     Interests for Due Period                                              0
III. I/II = Net Loss Ratio
IV.  Net Loss Ratio for prior Due Period                                   0
V.   Net Loss Ratio for month before prior Due Period                      0
VI.  Average Net Loss Ratio must be less than
     or equal to 2.0%                                                      0

     Portfolio Net Loss Ratio
     --------------------------
I.   Aggregate Principal balance of Charged-Off
     Unguaranteed Interests in Servicer's                                  0
     Portfolio for Due Period                                              0
II.  Aggregate Principal balance of all Unguaranteed
     Interests in Servicer's Portfolio for Due Period                      0
III. I/II = Portfolio Net Loss Ratio
IV.  Portfolio Net Loss Ratio for prior Due Period                         0
V.   Portfolio Net Loss Ratio for month before prior Due Period            0
VI.  Average Portfolio Net Loss Ratio must be less than
     or equal to 2.0%                                                      0

     Portfolio Yield
     --------------------------
I.   Gross Collections on SBA Loans
     Interest payable to Registered Holders + Premium                      0
II.  Protection Fee + FTA's Fee + Additional Fee +                         0
III. Average Aggregate Principal balance of all Unguaranteed
     Interests for Due Period                                              0
IV. (I/II)/III = Portfolio Yield. Must be greater than or equal to 4.0%

     Hedging Requirement
     --------------------------                                       ----------
I.   Hedging 75% with respect to Advances         10/25/99
II.  Required Notional Amount                                              0
III. Advances                                                              0
IV.  II/III must be greater than 75%

CONCENTRATION CRITERIA


Geographic          Loan Value          %        Limit          Compliance
CT                       0                        35%
FL                       0                        35%
MA                       0                        35%
MD                       0                        35%
MI                       0                        35%
NC                       0                        35%
NH                       0                        35%
NJ                       0                        35%
NY                       0                        35%
OH                       0                        35%
PA                       0                        35%
RI                       0                        35%
TN                       0                        35%
VA                       0                        35%
WI                       0                        35%
WV                       0                        35%
Total                    0


Industry
Largest SIC Code
 (must be less
 than 30%)               0              0         30%

Single Unguaranteed
 Interest*               0              NA        $1,000,000

Largest Five
 Unguaranteed
 Interests*              0              NA        $5,000,000

Unguaranteed
 Interests risk
 rated 3W                0              0         20%

*Applicable for the
 first six months
 only

FACILITY AGING REPORT

          Current                                      0
          1-30 Days Past Due                           0
          31-60 Days Past Due                          0
          61-90 Days Past Due                          0
          91-120 Days Past Due                         0
          121-180 Days Past Due                        0
          181-360 Days Past Due                        0
          361 + Days Past Due                          0
 Aggregate Outstanding Loan Balance                    0


SUBSTITUTION CALCULATION

         Substitutions for defaulted and charged-off unguaranteed interests shall not exceed 15% of the Facility Limit.

         *List Loan (including all items listed on loan list) to be released from Collateral and Loan to be added to Collateral

WATERFALL SCHEDULE


Payments on Payment Date (During Revolving Period)

1    All amounts due other than termination payments to the
     Hedge Counterparty                                               0
2    Amount of unpaid fees and expenses to the Expense Account
     required to be paid to the Indenture Trustee and the
     Owner Trustee                                                    0
3 Aggregate Interest Distribution Amount to the Noteholders, Facility Fee and Breakage Costs due for such Remittance Date 0
4    Any amount to the Funding Account set forth in an Issuer
     Request and to the Noteholders as a payment of principal
     on the notes                                                     0
5    All amounts due as termination payments to any counterparty
     under the Master Hedge Agreement                                 0
6    Any amount to the Spread Account to make Subordination
     Percentage no less than the Minimum Subordination Percentage     0
7    Any excess to the Owner Trustee for distribution to the
     Certificateholders                                               0


Payments on Payment Date (During Amortization Period)

1    All amounts due other than termination payments to the
     Hedge Counterparty                                               0
2    Amount of unpaid fees and expenses to the Expense Account
     required to be paid to the Indenture Trustee and the
     Owner Trustee                                                    0
3 Aggregate Interest Distribution Amount to the Noteholders, Facility Fee and Breakage Costs due for such Remittance Date 0
4    Payment of principal to the Noteholders on the Notes until
     the Outstanding Amount of the Notes is reduced to Zero           0
5    All amounts due as termination payments to any counterparty
     under the Master Hedge Agreement                                 0
6    Any amount to the Spread Account to make Subordination
     Percentage no less than the Minimum Subordination Percentage     0
7 Any excess to the Owner Trustee for distribution to the Certificateholders

CASH RECONCILIATION REPORT


Billings


Total of Billed Principal                         0
Total of Billed Interest                          0

Total Billed Interest and Principal               0


Collections

Total Collections on Principal                    0
Total Collections on Interest                     0
Total Collections on Other                        0

Total Collections                                 0

Difference in Collections and Billings*           0


* Please provide explanation reconciling difference in billings and actual collections.

                                    Exhibit M


                              MULTI-PARTY AGREEMENT
              AMONG BUSINESS LOAN CENTER, INC., BLC FUNDING TRUST,
                  HSBC BANK USA, COLSON SERVICES CORP. AND SBA


         This Multi-Party Agreement is entered into as of November 1, 1999 (this "Agreement"), by and among Business Loan Center, Inc. (the "SBA Lender"), BLC Funding Trust (the "Trust"), by First Union Trust Company, National Association, not in its individual capacity but solely as Owner Trustee (the "Owner Trustee"), HSBC Bank USA, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), Colson Services Corp. ("FTA"), and the United States Small Business Administration ("SBA").

         The SBA Lender has made and intends to continue to make loans to small businesses under the Small Business Act, as amended.

         SBA guarantees a portion of each SBA Lender Loan (as defined herein) in accordance with 13 C.F.R. Part 120 and one or more Small Business Administration Loan Guaranty Agreements (SBA Form 750), between SBA and the SBA Lender (as amended, supplemented or replaced from time to time, the "SBA Agreements").

         Because SBA guarantees a portion of each SBA Lender Loan (as defined herein), SBA has an interest in the SBA Lender Loans, the underlying collateral, and the Loan Documents (as defined herein).

         The SBA Lender has entered into certain Secondary Participation Guaranty Agreements on SBA Form 1086 (each, a "Participation Agreement") with a purchaser (each, a "Guaranteed Holder"), SBA and FTA. Under the Participation Agreements, the SBA Lender has sold the guaranteed portion (the "Guaranteed Interest") in all SBA Lender Loans. SBA has caused FTA to issue a certificate to each Guaranteed Holder which entitles the Guaranteed Holder to receive the payments and other recoveries of principal relating to the Guaranteed Interest on the related SBA Lender Loans, together with interest on the Guaranteed Interest at a per annum rate in effect from time to time in accordance with the Participation Agreement.

         The SBA Lender and the Trust have entered into a Sale and Servicing Agreement, dated as of November 1, 1999 (the "Sale and Servicing Agreement"), under which the SBA Lender will transfer all its right, title and interest in and to the Unguaranteed Interests transferred on each Transfer Date and all other assets included or to be included in the Trust Fund (as defined below) to the Trust, a Delaware business trust formed pursuant to a Trust Agreement dated November 1, 1999 (the "Trust Agreement") between SBA Lender and the Owner Trustee. The Trust will issue notes (the "Funding Notes") pursuant to an Indenture dated as of November 1, 1999 (the "Indenture") between the Trust and the Indenture Trustee. The Trust will issue certificates (the "Certificates") pursuant to the Trust Agreement evidencing a beneficial ownership interest in the Trust and the right to receive the portion of the Unguaranteed Interest in the SBA Lender Loans not paid to the Notes.

         13 C.F.R. Section 120.424 requires the SBA Lender to obtain SBA's written consent before it securitizes the Unguaranteed Interests.

         The SBA Lender, the Trust, the Indenture Trustee and SBA want to assure consistency between SBA Rules and Regulations, the Sale and Servicing Agreement, the Trust Agreement, the Indenture and the Note Purchase Agreement and clarify the respective rights of the parties.

(..continued)


                  The SBA Lender, the Trust (on behalf of itself and the Certificateholders), the Indenture Trustee (on behalf of itself and the holders of Funding Notes), FTA and SBA agree as follows:

         1. Definitions. In this Agreement, the following terms have the following meanings:

               a. "Certificates": as defined in Appendix A to the Sale and Servicing Agreement.

               b. "Conveyed Interest": the Unguaranteed Interest plus the amount by which the interest collected by the Servicer on the principal portion of the Guaranteed Interest of each SBA Lender Loan exceeds the sum of (a) the interest payable to the Guaranteed Holder, (b) the fees payable to FTA, (c) the Servicing Fee, (d) the Premium Protection Fee and (e) with respect to Additional Fee SBA Loans, the Additional Fee (each as defined in Appendix A to the Sale and Servicing Agreement).

               c. "Event of Default": as defined in Appendix A to the Sale and Servicing Agreement.

               d. "Loan Documents": all Notes, mortgages, deeds of trust, security deeds, security agreements, instruments of hypothecation, guarantees and other agreements and documents that relate to the SBA Lender Loans.

               e. "Loss Rate": At any time of determination, the aggregate principal amount of the SBA Lender's 7(a) Loans determined uncollectable by SBA for the most recent 10-year period, excluding SBA's current fiscal year activity, divided by the aggregate original principal amount of 7(a) Loans disbursed by the SBA Lender during the period. SBA will determine the Loss Rate in effect on the date of the parties' execution and delivery of this Agreement. Thereafter, solely for purposes of the transactions contemplated by the Transaction Documents, SBA Lender will be responsible for calculating the Loss Rate in effect at any time, subject to SBA's determination that the Loss Rate is different than that calculated by SBA Lender. SBA Lender will deliver to SBA on each anniversary of the Closing Date, and at any other time SBA requests, a certificate showing its calculation of the Loss Rate then in effect. SBA will work with SBA Lender to verify the accuracy of the data used to make the Loss Rate calculation.

               f.      "Notes": the notes evidencing the SBA Lender Loans.

               g. "Premium Protection Fee": 0.60% per annum of the then outstanding principal balance of the Guaranteed Interest.

               h. "pro rata": according to the ratio of (i) the Guaranteed Interest's percentage of the principal portion of the entire SBA Lender Loan to (ii) the Unguaranteed Interest's percentage of the principal portion of the entire SBA Lender Loan.

               i. "SBA Lender Loan Debtor": any person or entity, including a guarantor, obligated under an SBA Lender Loan.

               j. "SBA Lender Loans": the loans listed on Exhibit H, as amended or supplemented from time to time, of the Sale and Servicing Agreement (as defined in Appendix A to the Sale and Servicing Agreement).

               k. "SBA Rules and Regulations": the Small Business Act, as amended, the SBA Agreements, all legislation binding on SBA with respect to financial transactions, all rules and regulations promulgated from time to time under the Small Business Act, all Participation Agreements relating to any SBA Lender Loan and all SBA Standard Operating Procedures and official Notices as from time to time in effect.

               l. "Servicer": the "Servicer" (as defined in Appendix A to the Sale and Servicing Agreement) and, if applicable, any Subservicer (as defined in Appendix A to the Sale and Servicing Agreement).

               m. "Servicing Fee": 0.40% per annum of the then outstanding principal balance of the entire SBA Lender Loan.

               n. "Transaction Documents": the Trust Agreement, the Sale and Servicing Agreement, the Indenture and the Note Purchase Agreement, each as amended in accordance with its terms and as permitted hereunder.

               o. "Transfer Date": as defined in Appendix A to the Sale and Servicing Agreement.

               p. "Trust Fund": as defined in Appendix A to the Sale and Servicing Agreement.

               q. "Unguaranteed Interest": the portion of each SBA Lender Loan not guaranteed by SBA.

               r.      "7(a) Loans": as defined in 13 C.F.R. ss. 120.420(a).

         2. SBA's Guaranteed Interest. The SBA Lender, the Trust and the Indenture Trustee (on behalf of itself and the holders of the Funding Notes) acknowledge SBA's interest in the Guaranteed Interest in all SBA Lender Loans, together with the collateral securing the SBA Lender Loans and the Loan Documents, and in all payments and other recoveries with respect to the SBA Lender Loans and the collateral or any other source, including insurance proceeds and recoveries from guarantees, and agree to recognize and uphold SBA's interests under SBA Rules and Regulations. The SBA Lender, the Trust and the
Indenture Trustee will execute any release, assignment, endorsement or other document that SBA may from time to time reasonably request with respect to the Guaranteed Interest. The SBA Lender, the Trust and the Indenture Trustee will remit funds received in respect of the Guaranteed Interest in the SBA Lender Loans to FTA or SBA, as appropriate. Any party who receives payments on any SBA Lender Loan will remit all amounts required to be remitted to FTA pursuant to any Participation Agreement with respect to such SBA Lender Loan prior to making any other distributions.

         3. Unguaranteed Interest. SBA acknowledges that it has no interest in the Unguaranteed Interest, the Servicing Fee or the Premium Protection Fee. SBA further acknowledges that it has no interest in the Unguaranteed Interest's pro rata share of any collateral that secures any SBA Lender Loan or in any Loan Document or any recovery from insurance, guarantees or any other source. The collateral for an SBA Lender Loan secures the Guaranteed Interest and the Unguaranteed Interest pari passu and all recoveries from insurance, guarantees or any other source will be shared pro rata.

         4.  SBA  Consent  to  Securitization  of  Unguaranteed   Interests  and
Transaction  Documents.

             (a) (i) Subject to the conditions set forth in Section 4(a)(ii), SBA consents to the securitization of Unguaranteed Interests by SBA Lender as a securitization involving multiple lenders pursuant to a series of transactions entered into by other SBA lenders which are substantially similar to those contemplated by the Transaction Documents. In connection with its consent to the SBA Lender's securitization of Unguaranteed Interests, SBA consents to the SBA Lender's execution and performance of the Transaction Documents and the transactions contemplated therein, including, but not limited to, the sales of Funding Notes.

                 (ii) SBA's consent to the SBA Lender's securitization of Unguaranteed Interests is subject to the following: (A) SBA Lender must be in compliance with the provisions of 13 C.F.R. ss. 120.425(a) on each Transfer Date; (B) the provisions of 13 C.F.R. ss. 120.425 (c) will apply; (C) (I) SBA Lender may never receive more than the amount set forth in Section 2.09(a)(ii) of the Sale and Servicing Agreement in connection with the transfer of any Unguaranteed Interest; provided that SBA may modify this requirement in connection with transfers of Unguaranteed Interests in 7(a) Loans located in a region affected by a severe economic downturn if SBA determines that failure to modify this requirement might exacerbate the adverse economic conditions in the region; (II) transfers to the Certificate Account and distributions to the Paying Agent (both as defined in Appendix A to the Sale and Servicing Agreement) for distribution to Certificateholders will be restricted as set forth in Sections 5.02(b)(ii) and 5.07(b) of the Sale and Servicing Agreement; and (III) compliance with the provisions of Section 5 of this Agreement. If any of the conditions set forth in clause (ii)(C) are not complied with, the provisions set forth in 13 C.F.R. ss. 120.426 with respect to transfer of a subordinated tranche prior to the termination of the holding period will apply.

             (b) Notwithstanding anything to the contrary contained in the Transaction Documents, (i) the Indenture Trustee may not have a security interest in and waives any rights it may have in and to, including rights of set-off, recoupment and banker's liens, any account of the SBA Lender into which payments from SBA Lender Loan Debtors are received (other than the Principal and Interest Account, as defined in Appendix A to the Sale and Servicing Agreement, provided, that Indenture Trustee will have no lien on or other rights to or claim on any amounts in the Principal and Interest Account which were not permitted to be deposited in the Principal and Interest Account) or any funds or property in the possession of FTA, (ii) a default by the SBA Lender or the Trust under an agreement other than the Transaction Documents or any default by an entity other than the SBA Lender or the Trust under any agreement may not be an event of default under the Transaction Documents, (iii) the Unguaranteed
Interests may not secure any obligations other than the obligations of the Issuer under the Indenture and the other Basic Documents (as defined in the Sale and Servicing Agreement), (iv) except for payments made to a Servicer after termination of SBA Lender as servicer, all payments made by SBA Lender Loan Debtors will be made directly to SBA Lender, (v) all assignments or endorsements, if any, to the Trust of any interests in SBA Lender Loans, any Note, any collateral for SBA Lender Loans, any Loan Documents or any other documents or rights relating to SBA Lender Loans will indicate that the assignment is for the benefit of SBA and the Trust as their interests appear under this Agreement, (vi) all assignments or endorsements to Indenture Trustee of any interest in SBA Lender Loans, any Notes, any collateral for SBA Lender Loans, any Loan Documents or any other documents or rights relating to SBA Lender Loans will be collateral assignments and not absolute assignments and will be endorsed as set forth in Section 8(f); as used in this Section and in
Section 9(a), the term "assignment" refers to a document executed and delivered to Indenture Trustee primarily for the purpose of providing Indenture Trustee a document which may be recorded in the applicable public records, rather than a document intended to evidence the grant of a security interest, and (vii) Indenture Trustee will have no claim, by means of a security interest or otherwise, to the Servicing Fee, the Premium Protection Fee or any amount required to be forwarded to FTA pursuant to any Participation Agreement.

             (c) Unless it becomes the Servicer, under no circumstances, including an Event of Default, may Indenture Trustee take any action regarding any SBA Lender Loan (including servicing), any SBA Lender Loan Debtor, any Note, any collateral securing any SBA Lender Loan or any Loan Document without SBA's prior written consent, including any action pursuant to any power of attorney granted to it by SBA Lender or the Trust except for the limited purpose of executing and filing or recording financing statements under the Uniform Commercial Code or other documents required to perfect or evidence the grant of a security interest or lien to Indenture Trustee to the extent required by the Indenture and not executed by the SBA Lender or Owner Trustee. Other than its remedy of foreclosure under Section 9-504 of the Uniform Commercial Code (or any successor section, including any change in numbering of sections) Indenture Trustee may not, without SBA's prior written consent, exercise any remedies it may have upon the occurrence of an Event of Default against the SBA Lender Loans, any Note any collateral for the SBA Lender Loans or the SBA Lender Loan Debtors or under any Loan Document, whether such remedies arise under the Transaction Documents, the Uniform Commercial Code, any other applicable law or otherwise. Indenture Trustee must give 10 days written notice to SBA of any action to foreclose, but no consent other than SBA's and the Administrative Agent's (as defined in the Transaction Documents) consent to the proposed transferee is required to foreclose. Indenture Trustee may not transfer any interest in any SBA Lender Loan in a foreclosure sale or otherwise without SBA's prior written consent to the proposed transferee. The proposed transferee must be an SBA participating lender, operating under a current 750 Agreement, and must be acceptable to SBA in its sole discretion. Upon consenting to any proposed transfer, SBA will give FTA prompt written notice of its consent. Any transferee must agree to be bound by this Agreement and must enter into any other agreement SBA requires in connection with transfer of any interests in any SBA Lender Loan.

             (d) No Unguaranteed Interest in any SBA Lender Loan with respect to which the Guaranteed Interest has not been sold in the secondary market may be sold to the Trust.

         5. SBA Lender or Wholly-Owned Subsidiary to Retain Certificates. The SBA Lender, or its wholly owned subsidiary, must retain the legal and beneficial interest in the Certificates for 6 years after the date of issue of the Certificates. The Certificates will bear a legend indicating that they may not be transferred without SBA's prior written consent prior to 6 years after the date of issuance. Upon initial issuance, the Certificates will be issued to and registered in the name of BLC Funding Corp., a wholly owned subsidiary of the SBA Lender ("Funding"), which will retain legal and beneficial ownership of the Certificates until it receives SBA's written consent to transfer the Certificates or until after the 6th anniversary of the date of issuance. The SBA Lender agrees that unless it receives the prior written consent of SBA (i) Funding will remain a wholly owned subsidiary of SBA Lender and (ii) Funding will not sell, pledge, transfer, assign, sell participations in or otherwise convey, in whole or in part, the Certificates prior to the 6th anniversary of the date of issuance.

         6. Premium Protection Fee and Servicing Fee. The SBA Lender, or if SBA Lender is not the Servicer, the Servicer, will retain the Premium Protection Fee and the Servicing Fee with respect to all the SBA Lender Loans and will deduct the Servicing Fee and the Premium Protection Fee prior to making any distributions other than remitting amounts required to be remitted to FTA pursuant to any Participation Agreement.

         7. Covenants of SBA Lender. SBA Lender hereby covenants to SBA that so long as SBA Lender is the Servicer, all payments received by SBA Lender from or on behalf of SBA Lender Loan Debtors with respect to the SBA Lender Loans will be deposited by SBA Lender into a general account of SBA Lender prior to depositing the Unguaranteed Interest in such payments in the Principal and Interest Account.

         8. FTA To Hold Original SBA Lender Notes. (a) Prior to each Transfer Date (as defined in Appendix A to the Sale and Servicing Agreement), SBA Lender will deliver to FTA all original Notes evidencing the SBA Lender Loans transferred to the Trust and pledged by the Trust to Indenture Trustee on that Transfer Date, accompanied by a receipt in the form of Exhibit 1 completed for each Note. Within two business days after receiving a Note accompanied by a completed receipt, FTA will send to the Indenture Trustee by overnight mail (at the expense of SBA Lender) the original executed receipt for the Note and will send a copy of the receipt to SBA Lender by regular mail. If any Note is amended, SBA Lender will deliver the original executed amendment to FTA within two business days after the SBA Lender Loan Debtor delivers the executed amendment to SBA Lender. Any amendment will indicate on its face the applicable SBA loan number.

             (b) The Notes are being delivered to FTA for the purpose of protecting SBA's, the Noteholder's and the Certificateholder's respective interests. SBA appoints FTA as its fiscal and transfer agent and its agent to hold the Notes and FTA will hold the Notes as agent for SBA. Indenture Trustee hereby notifies FTA that it has a security interest in each Note SBA Lender delivers to FTA pursuant to this Agreement. FTA will hold the Notes as bailee for the Trust for the purpose of accepting delivery of the Notes and as bailee for Indenture Trustee for the purpose of perfecting Indenture Trustee's security interest in the Notes. FTA does not and will not during the term of this Agreement have any interest in the SBA Lender Loans or the related Loan Documents. The Notes may not be endorsed, but may bear a legend on the first page stating HSBC Bank USA, as Indenture Trustee, has a security interest in an interest in the Unguaranteed Interest in this Note."

             (c) Upon reasonable notice to FTA, SBA, Owner Trustee and Indenture Trustee will have the right to inspect the original Notes at FTA's office during normal business hours.

             (d) Within three business days following the later of receipt from SBA Lender of a certificate in the form of Exhibit 2 and a written consent to release from Indenture Trustee, FTA will release to SBA Lender the Note identified in the certificate. The Servicer will return the Notes to FTA in accordance with the appropriate provisions of the Sale and Servicing Agreement. When the Notes are returned to FTA, accompanied by a receipt completed for each applicable Note in the form of Exhibit 1 hereto, FTA will issue a receipt in the form of Exhibit 1 hereto in accordance with the instructions of Exhibit 1 hereto.

             (e) Except as set forth in Section 8(d), FTA will not release any Note to Indenture Trustee, Owner Trustee, SBA Lender or any other person without SBA's prior consent or instructions, and, in the case of release of any Note to any person other than SBA, Indenture Trustee's prior written consent. SBA will have no obligation to notify or obtain the consent of Indenture Trustee or any other person in connection with a release of any Note to SBA. Upon one business day's prior written notice to Indenture Trustee, SBA may deliver any Note released to it pursuant to this Agreement to any person for the purpose of servicing, including liquidating any collateral. Notice to Indenture Trustee will be effective upon SBA's sending it to Indenture Trustee by facsimile: (212) 658-6425, Attn: Corporate Trust Administration (or such other facsimile number or person to whose attention such notice should be sent as Indenture Trustee may designate by prior written notice to SBA pursuant to the notice provisions of this Agreement; provided that SBA has confirmed in writing to Indenture Trustee that SBA has received such notice). SBA will not deliver any Note released to it by FTA pursuant to this Agreement to any person for any purpose other than servicing, including liquidating any collateral, without the prior written consent of Indenture Trustee, which consent may not be unreasonably withheld. SBA will submit any request for Indenture Trustee's consent by sending such request by the same method as set forth above for delivery of notice of delivery of a Note for servicing and Indenture Trustee will respond to SBA's request within five business days. If Indenture Trustee fails to respond within five business days, Indenture Trustee will be deemed to have consented to such delivery. Indenture Trustee hereby notifies SBA that Indenture Trustee has a security interest in the Unguaranteed Interest in all Notes SBA Lender delivers to FTA pursuant to this Agreement. Solely for the purpose of continuing the perfection of Indenture Trustee's security interest in such Notes, SBA will hold any Notes released to it by FTA pursuant to this Agreement and in its actual possession as bailee for Indenture Trustee. SBA will have no duties or obligations with respect to any Notes released to it by FTA pursuant to this Agreement other than those specifically set forth in this Section 8(e) and no further duties or obligations will arise by implication or otherwise. SBA will not be liable to Indenture Trustee, any Noteholder, Owner Trustee, any Certificateholder, SBA Lender or any other person or entity for any acts or omissions under this Section 8(e), except in the case of gross negligence or willful misconduct.

             (f) The SBA Lender will deliver to the Indenture Trustee the Loan Documents and assignments of Loan Documents in accordance with the Sale and Servicing Agreement. All instruments of assignment will assign the applicable collateral to "HSBC Bank USA, ("Assignee") its successors and assigns, as Indenture Trustee under the Indenture dated as of November 1, 1999, subject to the Multi-Party Agreement dated as of November 1, 1999." All financing statements will name the Indenture Trustee as secured party. Any power of attorney from the SBA Lender to the Indenture Trustee must require the Indenture Trustee to deal with the collateral in accordance with the terms of the Transaction Documents and this Agreement.

             (g) If the Servicer or SBA must be the record owner or secured party with respect to any Note or any collateral securing any Note or any Loan Document for any purpose including, without limitation, to liquidate (including by any judicial means) or otherwise pursue remedies against any SBA Lender Loan Debtor or any collateral securing any Note or any other source, the Indenture Trustee will assign such Note, collateral or Loan Document to the Servicer, or SBA, as necessary.

         9. Servicing of SBA Lender Loans. The Servicer will service the SBA Lender Loans. Any servicing actions required of the Servicer under the Sale and Servicing Agreement or this Agreement may be performed by a Subservicer (as defined in the Annex A to the Sale and Servicing Agreement) approved by SBA under an agreement approved by SBA, but performance by such Subservicer will not limit or reduce the Servicer's obligations or liabilities as Servicer under the Sale and Servicing Agreement or this Agreement. The Servicer will remit funds to which the Guaranteed Holders or SBA is entitled in accordance with the terms of the Participation Agreements and this Agreement, and, to the extent there is no conflict, will remit to the Indenture Trustee funds which are required to be remitted to the Indenture Trustee in accordance with the terms of the Sale and Servicing Agreement. The Servicer must proceed with all collection, enforcement of remedies and liquidation actions against SBA Lender Loan Debtors in default and against any collateral securing any SBA Lender Loan or against any other source of payment in accordance with SBA Rules and Regulations and prudent servicing standards. The Servicer must perform all servicing activities in accordance with SBA Rules and Regulations, the Participation Agreements and, to the extent there is no conflict, the Sale and Servicing Agreement. Property acquired through foreclosure or deed in lieu of foreclosure or other action enforcing a lien on the property will be titled in the name of the Trust for the benefit of SBA or such other name as SBA may direct, the holders of the Funding Notes and the Certificates and the Hedge Counterparties (as defined in the Transaction Documents), as their interests may appear, subject to the terms of this Agreement. The Servicer will continue to administer such property and will be responsible for its disposition in accordance with the SBA Rules and Regulations and, to the extent there is no conflict, the terms of the Sale and Servicing Agreement. The Servicer will distribute disposition proceeds to SBA, as party in interest with respect to the Guaranteed Interest, and to SBA Lender for the benefit of the Trust, in respect of the Unguaranteed Interest, pro rata. SBA may, at its option, assume servicing of any SBA Lender Loan in accordance with SBA Rules and Regulations. Unless the Indenture Trustee becomes the
Servicer, the Indenture Trustee will not take (i) any action regarding the servicing of any SBA Lender Loan or (ii) any action with respect to any SBA Lender Loan Debtor or any collateral securing any SBA Lender Loan. Any actions required of SBA Lender under the Sale and Servicing Agreement or this Agreement may be performed by or through a subservicer approved by SBA under an agreement approved by SBA, but any such subservicing arrangement will not limit or reduce the SBA Lender's obligations or liabilities as servicer under the Sale and Servicing Agreement or this Agreement.

         10. Servicer Termination Event Under Sale and Servicing Agreement. The Indenture Trustee will give SBA written notice within 3 business days after it becomes aware of a Servicer Termination Event (as defined in Appendix A to the Sale and Servicing Agreement) and written notice within 3 business days before any written notice of any termination of the then current Servicer, as Servicer under the Sale and Servicing Agreement. Upon a Servicer Termination Event and termination of the Servicer, as Servicer in accordance with the terms of the Sale and Servicing Agreement, the Indenture Trustee may be substituted as Servicer so long as the Indenture Trustee is then an approved SBA participating lender in good standing, operating under a current Small Business Administration Loan Guaranty Agreement (Deferred Participation) (Form 750) and SBA has not requested otherwise in writing. SBA may object to the substitution of Indenture Trustee as substitute Servicer in its sole discretion. If the Indenture Trustee does not meet that condition or is otherwise unable to act or if SBA requests in writing, the Indenture Trustee will appoint another Servicer in accordance with the Sale and Servicing Agreement. Any successor Servicer must be approved by SBA, which approval may be withheld in its sole discretion, and must agree to be bound by the terms of this Agreement and must execute an agreement in the form of Exhibit 3. Any substitute Servicer will be entitled to receive the Servicing Fee and the Premium Protection Fee.

         11. Transferees. Other than the issuance of the Funding Notes and the Certificates, neither the Trust nor the Indenture Trustee will sell, participate, pledge, hypothecate, enter into any repurchase agreement with respect to, or otherwise transfer any of its interest in any SBA Lender Loan or any Note without SBA's prior written consent. The proposed transferee must be an

SBA participating lender, operating under a current 750 Agreement, and must be acceptable to SBA in its sole discretion. Upon consenting to any proposed transfer, SBA will give FTA prompt written notice of its consent. Any transferee must agree to be bound by this Agreement and must enter into any other agreement SBA requires in connection with transfer of any interests in any SBA Lender Loan.

         12. No Assignment by Trust, Certificateholders, Indenture Trustee or Noteholder. Neither Indenture Trustee, any Noteholder, the Trust nor any Certificateholder will assign its rights under any Transaction Document (other than any assignment by Trust to Indenture Trustee of its rights under the Sale and Servicing Agreement) or sell, participate, pledge, hypothecate, enter into any repurchase agreement with respect to, or otherwise transfer any of its interest in the Funding Notes or (other than by foreclosure after an Event of Default and in accordance with this Agreement) the SBA Lender Loans, the Notes, any collateral for the SBA Lender Loans or the Loan Documents without SBA's prior written consent.

         13. SBA Lender's Acknowledgment of Continuing Obligation; No Assumption of Liabilities; Standard of Care. (a) No action taken by the Indenture Trustee, the Trust, FTA, SBA or the Servicer under this Agreement, the SBA Agreements, or the Sale and Servicing Agreement will release or relieve the SBA Lender of any of its obligations to SBA, FTA or to the Indenture Trustee. Neither the execution of this Agreement, nor the taking of any action by the Indenture Trustee, SBA, FTA or the Servicer under this Agreement will be an assumption by the Indenture Trustee, SBA, FTA or the Servicer of any liabilities or obligations of the SBA Lender.

             (b) Neither SBA, FTA nor Indenture Trustee will have any duties or obligations under this Agreement other than those specifically set forth in this Agreement and no further duties or obligations shall arise by implication or otherwise. Neither SBA, FTA nor Indenture Trustee will be liable for its acts or omissions hereunder except as may result from its gross negligence or willful misconduct.

             (c) The provisions of this Section 13 will survive termination of this Agreement.

         14. FTA's and SBA's Limited Liability and Expenses. (a) FTA shall be entitled to rely upon any notice, document, correspondence, request or directive received by it, including facsimile transmissions and electronic correspondence, that it reasonably believes to be genuine and to have been signed by the party purporting to sign it or transmitted by the party purporting to transmit it. FTA will not be obligated to inquire as to the authority or power of any person executing or transmitting any such documents or as to the truthfulness of any statements therein. The SBA Lender will assume liability for and indemnify, protect, and hold harmless FTA from any liabilities or losses arising out of this Agreement, except in the case of FTA's gross negligence or willful misconduct. The SBA Lender will reimburse FTA for all expenses, taxes, and other charges that FTA incurs in administering this Agreement. The SBA Lender will pay FTA its standard fee for its services under this Agreement. In performing its obligations under this Agreement, FTA will not follow instructions from any party other than SBA or, pursuant to Section 8(d), upon the request of the SBA Lender and concurring instructions of the Indenture Trustee. FTA will not be liable for any actions taken in accordance with instructions from SBA.

             (b) SBA may rely on any signature, notice, certificate, request or other document reasonably believed by it to be genuine and to have been signed by the party purporting to sign it or transmitted by the party purporting to transmit it. SBA will not be obligated to inquire as to the authority or power of any person executing or transmitting any such documents or as to the truthfulness of any statements therein. The SBA Lender will assume liability for and indemnify, protect and hold harmless SBA from all liabilities or losses arising out of this Agreement, except in the case of gross negligence or willful misconduct. Upon request by SBA, SBA Lender will reimburse SBA for all expenses and other charges that SBA incurs in connection with this Agreement.

             (c) The provisions of this Section 14 will survive any termination of this Agreement. 15. Counterparts. This Agreement may be executed in any number of counterparts each of which will be an original.

         16. Inconsistencies. If any provision of this Agreement is inconsistent with any provision in any other agreement, including but not limited to Transaction Documents, the provision of this Agreement controls. The Transaction Documents and any agreements entered into in connection with such agreements are amended to the extent necessary to give effect to the prior sentence. The SBA Agreements are amended to provide that FTA will hold the Notes that are transferred pursuant to the Sale and Servicing Agreement and that the Indenture Trustee may hold the Loan Documents as provided in this Agreement.

         17. Amendment and Term. This Agreement may not be terminated or amended without the prior written consent of the parties. Neither the SBA Agreements nor the Transaction Documents may be amended in any manner that would impair the respective rights of SBA, the Owner Trustee or the Indenture Trustee under this Agreement or the rights of SBA under the Transaction Documents without the prior written consent of the party so affected.

         18. Conditions Precedent. It is a condition precedent to the effectiveness of this Agreement that SBA receive (a) opinions of counsel to the effect that (i) the Multi-Party Agreement is enforceable against the Indenture Trustee , the Trust and the SBA Lender, (ii) the Transaction Documents are enforceable against the parties thereto and (iii) in an insolvency or similar proceeding with respect to the SBA Lender, the sale of the Unguaranteed Interests to the Trust would be considered a true sale and not a financing and
(b) a certificate from an officer of SBA Lender stating that SBA Lender is "well capitalized" as defined in Appendix A to the Sale and Servicing Agreement.

         19. GOVERNING LAW. EXCEPT TO THE EXTENT INCONSISTENT WITH FEDERAL LAW, IN WHICH CASE FEDERAL LAW WILL GOVERN, THIS AGREEMENT WILL BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS RULES.

         20. Successors and Assigns. This Agreement binds and benefits the parties and their respective successors and assigns.

         21. Section Headings. The section headings in this Agreement are for convenience only, and are without substantive meaning or content.

         22. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction will be given no effect and will not invalidate any other provision of this Agreement.

         23. Notices and Deliveries. Except as otherwise expressly provided in this document, all notices or deliveries under this Agreement will be given by actual delivery to the parties at the addresses below or to such other addresses that any party may designate for itself by written notice to each of the other parties. All notices will be effective upon receipt by the applicable party.

If to SBA Lender, at:
         Business Loan Center, Inc.
         645 Madison Avenue
         New York, New York 10002
         Telecopy No.  212-751-9345
         Attention:  Robert Tannenhauser

If to the Trust, at:
         BLC Funding Trust
         c/o First Union Trust Company, National Association, as Owner Trustee One Rodney Square
         920 King Street
         Wilmington, Delaware 19801
         Attention:  Corporate Trust Administration
         Telecopy No. (302) 888-7544

If to the Indenture Trustee, at:
         HSBC Bank USA
         140 Broadway, 12th Floor
         New York, New York  10005
         Attention:  Corporate Trust Administration

If to FTA, at:
         Colson Services Corp.
         120 Broadway
         New York, New York  10271
         Attn.:  President

If to SBA, at:
         U.S. Small Business Administration
         409 3rd Street, S.W.
         Washington, D.C.  20416
         Attn.:   Associate Administrator for Financial Assistance

         Additionally, SBA Lender will provide SBA with a copy of (i) the SBA Loan Schedule included as Exhibit H to the Sale and Servicing Agreement as amended or supplemented from time to time, along with any amendments thereto delivered to the Indenture Trustee, and (ii) each delinquency and foreclosure report prepared in accordance with clause (vii) of Section 5.09 of the Sale and Servicing Agreement. Such Schedules and reports will be sent (to the extent practicable, in electronic format) to Mr. James Hammersley, Director, Secondary Market Sales (james.hammersley@sba.gov) or his successor.

                  IN WITNESS WHEREOF the SBA Lender, the Trust, the Indenture Trustee, FTA, and SBA have executed this Agreement below.

                             BUSINESS LOAN CENTER, INC.

                             By:
                                ------------------------------------------------
                             Name:    Robert Tannenhuaser
                             Title:   Chief Executive Officer


                             BLC FUNDING TRUST

                             By:  FIRST UNION TRUST COMPANY,
                                  NATIONAL ASSOCIATION, not in its
                                  individual capacity but
                                   solely as Owner Trustee

                             By:
                                ---------------------------------------
                             Name:
                             Title:


                             HSBC BANK USA, not in its individual
                              capacity but solely as Indenture Trustee

                             By:
                                ---------------------------------------
                             Name:
                             Title:


                             UNITED STATES SMALL BUSINESS ADMINISTRATION

                             By:
                                ---------------------------------------
                             Name:    Jane Palsgrove Butler
                             Title:   Associate Administrator for
                                      Financial Assistance


                             COLSON SERVICES CORP.

                             By:
                                ---------------------------------------
                             Name: Roy B. Simpson, Jr.
                             Title: Executive Vice President

                                    EXHIBIT 1

                        ACKNOWLEDGMENT OF RECEIPT OF NOTE

                                                             -----------, ------

                  In accordance with Section 8 of the Multi-Party Agreement, dated as of November 1, 1999, by and among Business Loan Center, Inc., BLC Funding Trust, HSBC Bank USA, as indenture trustee, Colson Services Corp. ("Colson") and the United States Small Business Administration (the "Multi-Party Agreement"), Colson hereby acknowledges receipt of the note described below:
MAKER:

                  ORIGINAL PRINCIPAL AMOUNT:

                  DATE OF NOTE:

                  SBA LOAN NUMBER (GP NUMBER):

                  ACCOUNT NUMBER:

                                                     COLSON SERVICES CORP.,


                                            By:      __________________________
                                                     Name:
                                                     Title:


One original executed copy of this receipt will be sent by Colson by overnight mail (at the expense of Business Loan Center, Inc.) to HSBC Bank USA, 140 Broadway, 12th Floor, New York, New York 10005, Attention: Corporate Trust Administration, and a copy will be sent by regular mail to Business Loan Center, Inc., 645 Madison Avenue, New York, New York 10002, Attention: Robert Tannenhauser.

THE ORIGINAL NOTE DELIVERED AGAINST THIS RECEIPT IS TO BE HELD PURSUANT TO THE MULTI-PARTY AGREEMENT UNTIL SUCH TIME AS WRITTEN NOTICE AUTHORIZING RELEASE IS RECEIVED PURSUANT TO SECTION 8(d) OF THE MULTI-PARTY AGREEMENT OR FROM THE UNITED STATES SMALL BUSINESS ADMINISTRATION






                                       1-1

                                    EXHIBIT 2

                           REQUEST FOR RELEASE OF NOTE


-------------, -----

Colson Services Corp.
120 Broadway
New York, NY  10271

         In accordance with Section 8(d) of the Multi-Party Agreement dated as of November 1, 1999 by and among Business Loan Center, Inc., BLC Funding Trust, HSBC Bank USA, as indenture trustee, Colson Services Corp. ("Colson") and the United States Small Business Administration ("SBA") and, subject to your receipt of concurrence from HSBC Bank USA, as indenture trustee, Business Loan Center, Inc. hereby requests release of the Note described below:

OBLIGOR'S NAME AND ADDRESS:


SBA LOAN NUMBER (GP NUMBER):


Reason for Requesting Note
(ONE OF THESE MUST BE CHECKED)

____1.  SBA Loan Paid in Full

____2.  SBA Loan Liquidated


____3.  SBA Loan in Foreclosure

____4.  SBA Loan repurchased pursuant to the Sale and Servicing Agreement.

____5.  SBA Loan repurchased or substituted pursuant to Article II or
        Article III of the Sale and Servicing Agreement.

                                            BUSINESS LOAN CENTER, INC.


                                            By:________________________________
                                               Name:
                                               Title:


                                        2-1

HSBC Bank USA hereby consents
to the foregoing request



HSBC BANK USA





By:
    -----------------------------------
    Title:


Date:
     ----------------------------------






                                       2-2

                                    EXHIBIT 3

                  The undersigned consents and agrees to be bound as successor Servicer by the terms of foregoing Multi-Party Agreement, dated as of November 1, 1999 among Business Loan Center, Inc., BLC Funding Trust, HSBC Bank USA, as indenture trustee, Colson Services Corp. and the United States Small Business Administration.


                                           -----------------------------------


                                         By:__________________________________
                                            Name:
                                            Title:



                                       3-1